UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10491

Nuveen Real Estate Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

December 31, 2022

Nuveen Closed-End Funds

JRS	Nuveen Real Estate Income Fund
JRI	Nuveen Real Asset Income and Growth Fund

Annual Report

IMPORTANT DISTRIBUTION NOTICE

for Shareholders of the Nuveen Real Estate Income Fund (JRS)

Annual Shareholder Report for the period ending December 31, 2022

The Nuveen Real Estate Income Fund (JRS) seeks to offer attractive cash flow to its shareholders, by converting the expected long-term total return potential of the Fund’s investments in REITs into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Fund uses to achieve this.

The Fund pays quarterly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Fund’s regular common share distributions (presently $0.2090 per share) may be derived from a variety of sources, including:

•	distributions from portfolio companies (REITs),

•	realized capital gains or,

•	possibly, returns of capital representing in certain cases unrealized capital appreciation.

Such distributions are sometimes referred to as “managed distributions.” The Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which the Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Fund’s Managed Distribution Policy could change.

When it pays a distribution, the Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy. The Fund’s actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Fund’s actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause the Fund to terminate its Managed Distribution Policy.

Chair’s Letter to Shareholders

Dear Shareholders,

With more economic indicators pointing to a broadening contraction across the world’s economies, the conversation has shifted from debating whether a global recession would happen to considering how long and severe a recession would be. Higher than expected inflation has made the outcome more unpredictable, as it has dampened consumer sentiment, pushed central banks into raising interest rates more aggressively and contributed to considerable turbulence in the markets over the past year.

Inflation has surged partially due to pandemic-related supply chain bottlenecks, exacerbated by Russia’s war in Ukraine and China’s recurring COVID-19 lockdowns throughout the year until China’s zero-COVID policy effectively ended in December 2022. This necessitated forceful responses from the U.S. Federal Reserve (Fed) and other central banks, who signaled their intentions to slow inflation even if it meant tolerating materially slower economic growth and some softening in the labor market. In March 2022, the Fed began the fastest interest rate hiking cycle in its history, raising the target fed funds rate by 4.50% over a ten-month span to a range of 4.50% to 4.75% by January 2023. While inflation began to ease over the second half of 2022, it remains far higher than the Fed’s inflation target. Fed officials are closely monitoring inflation data and other economic measures to modify their rate setting policy based upon these factors and has more recently slowed the pace of monetary tightening. But additional rate hikes are expected until the Fed sees sustainable progress toward its inflation goals. Despite contracting in the first half of 2022, U.S. gross domestic product grew 2.1% in the year overall compared to 2021. Consumer spending remained relatively resilient in 2022, supported by a surprisingly strong labor market that suggested not all areas of the economy were weakening in unison.

While markets will likely continue fluctuating with the daily headlines, we encourage investors to keep a long-term perspective. To learn more about how well your portfolio is aligned to your time horizon, risk tolerance and investment goals, consider reviewing it with your financial professional.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

February 23, 2023

Portfolio Managers’ Comments

Nuveen Real Estate Income Fund (JRS)

Nuveen Real Asset Income and Growth Fund (JRI)

The Nuveen Real Estate Income Fund (JRS) features portfolio management by a team of real estate investment professionals at Security Capital Research & Management Incorporated (Security Capital), a wholly owned subsidiary of JPMorgan Chase & Company. Anthony R. Manno Jr., Kenneth D. Statz, Kevin W. Bedell and Nathan J. Gear, CFA, lead the team.

The Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s portfolio managers are Jay L. Rosenberg, Tryg T. Sarsland, Brenda A. Langenfeld, CFA, Jean C. Lin, CFA, and Benjamin T. Kerl.

Here the Funds’ portfolio management teams review economic and financial market conditions, key investment strategies and the performance of the Funds for the twelve-month reporting period ended December 31, 2022. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

What factors affected the economy and financial markets during the twelve-month reporting period ended December 31, 2022?

In 2022, the U.S. economy grew at a pace of 2.1%, normalizing from its rapid post-pandemic recovery in 2021 when it expanded 5.9%, according to the U.S. Bureau of Economic Analysis. Although a moderation was largely expected, gross domestic product (GDP) unexpectedly contracted in the first half of the year. China’s Zero-COVID restrictions (later lifted in December 2022) and the Russia-Ukraine war worsened existing pandemic-related supply chain disruptions and drove food and energy prices higher. Inflation rose more than expected over much of 2022, which pressured global central banks to respond with more aggressive measures and increased recession risks.

Beginning in March 2022, the U.S. Federal Reserve (Fed) raised its target fed funds rate seven times during the reporting period, bringing it from near zero at the start of the year to a range of 4.25% to 4.50%. In early 2023, after the close of the reporting period, the Fed raised its rate by 0.25% to a range of 4.50% to 4.75%. The Fed’s activity led to significant volatility in bond and stock markets in 2022. In addition, it contributed to a surge in the U.S. dollar’s value relative to major world currencies, which acts as a headwind to the profits of international companies and U.S. domestic

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors.

The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

companies with overseas earnings. Global currency and bond markets were further roiled in September 2022 by an unpopular fiscal spending proposal in the U.K. but recovered after the plans were abandoned.

Inflation and higher borrowing costs weighed on consumer confidence and spending and notably cooled the housing market in 2022. However, the labor market, another key gauge of the economy’s health, remained resilient. By July 2022, the economy had recovered the 22 million jobs lost since the beginning of the pandemic. As of December 2022, the unemployment rate remained near its pre-pandemic low of 3.5%, although monthly job growth appeared to be slowing. The strong labor market and wage gains helped U.S. GDP return to expansion in the third and fourth quarters of 2022, growing at an annualized rate of 3.2% and 2.9%, respectively.

Along with broader equity markets and notwithstanding a late-year rebound, U.S. Real Estate Investment Trust (REIT) common equity generated negative total returns in 2022 against a backdrop of rising interest rates and generally weakening economic and geopolitical narratives. REIT senior securities provided little shelter as increasing base interest rates and widening spreads eroded pricing for unsecured bonds and perpetual preferred equity.

Nuveen Real Estate Income Fund (JRS)

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2022?

The Fund’s investment objective is high current income and capital appreciation. The Fund invests primarily in income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies. At least 75% of the Fund’s managed assets will be in securities rated investment grade. The Fund uses leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

During the reporting period, the portfolio management team sought to maintain significant property type and geographic diversification while considering company credit quality, sector and security-type allocations. Investment decisions were based upon a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security. The portfolio management team focused on securities that it believed would be best positioned to generate sustainable income and potential price appreciation. In addition to fundamental security research, the proportion of the Fund invested in common equity versus preferred, fixed income and cash investments was a key tactic used to manage risk at the portfolio level. In general, during times of strong economic growth, the portfolio management team increased the portfolio allocation to common equity. In less certain times, the portfolio management team tended to increase the portfolio allocation toward preferred securities.

How did the Fund perform during the twelve-month reporting period ended December 31, 2022?

For the twelve-month reporting period ended December 31, 2022, JRS significantly underperformed the JRS Blended Benchmark. For the purposes of this Performance Commentary, references to relative performance are in comparison to the JRS Blended Benchmark, which consists of: 60% Wilshire U.S. Real Estate Securities Index (WILRESI) and 40% FTSE Nareit Preferred Stock Index.

The Fund’s use of leverage through bank borrowings detracted significantly from relative performance during the reporting period. However, the Fund’s use of leverage was accretive to overall common share income.

Another factor that detracted from the Fund’s relative performance was a modest overweight to REIT common equity holdings in the apartment sector. The performance of the apartment holdings was negatively impacted by investors’ increased focus on the looming risk of recession and the potential impact on affordability as consumer budgets come under pressure. Elevated new construction deliveries for apartments and a return to more normal winter seasonal weakness in leasing have compounded these concerns. However, the portfolio management team believes there are a number of attractive elements for apartments, including the growing single family home rental segment. Notably, rising mortgage rates are impacting the affordability of for-sale housing, generating a strong tailwind for these rental housing alternatives and their short 12-month length of lease provides for a dynamic response to increasing inflation.

Partially offsetting the underperformance was an underweight in self-storage and investments in strip shopping centers and hotels in the equity portion of the Fund. For the hotel companies, investors have been encouraged by surging demand and inelastic pricing for leisure travel during the summer as well as positive early signs for business travel as some organizations push for a return to the office. The strip shopping center companies are benefiting from several post-COVID trends, including the flight to suburbia, increased flexibility as more people work from home, and a more necessity-driven business model.

Nuveen Real Asset Income and Growth Fund (JRI)

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2022?

The Fund seeks to deliver a high level of current income and long-term capital appreciation by investing in real asset-related companies across the world and in capital structure, including common stocks, preferred securities, and debt. Real asset-related companies include those engaged in owning, operating, or developing infrastructure projects, facilities, and services, as well as real estate investment trust (REITs). The Fund uses leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

The Fund’s portfolio management team attempts to add value versus the comparative blended performance benchmark in two ways: by re-allocating among the five main security types when the team sees value at differing times and, more importantly, through individual security selection. The Russia-Ukraine war, surging inflation and rapidly rising interest rates served as catalysts for rebalancing the Fund’s sector exposures to a more defensive posture early in 2022. Overall equity exposure was reduced from an overweight to an underweight because of market movement and portfolio management team decisions. The Fund reduced the infrastructure equity exposure following the segment’s strong relative performance. Real estate equity exposure declined because of market action and a decision to lower industrial exposure, an area that can be sensitive to the economic cycle. As the reporting period progressed, the Fund’s exposure to preferred stock also shifted to an underweight because of equity conversions and calls, lack of new issuance and the portfolio management team’s preference for corporate investment grade debt. The Fund’s debt exposure increased, given the likelihood for continued equity market volatility, combined with the attractive yields and pricing available in this segment of the capital structure. As yields increased throughout the reporting period, the portfolio management team was also able to move up the quality spectrum within debt exposure, including some investment grade credits, while not sacrificing income. The Fund ended the reporting period with its debt allocation as its largest overweight.

How did the Fund perform during the twelve-month reporting period ended December 31, 2022?

For the twelve-month reporting period ended December 31, 2022, JRI underperformed the JRI Blended Benchmark, which consists of 25% FTSE EPRA Nareit Developed Index (Net), 22% S&P Global Infrastructure Index (Net), 20% ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index, 13% FTSE Nareit Preferred Stock Index and 20% Bloomberg U.S. Corporate High Yield Bond Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the JRI Blended Benchmark.

The Fund’s use of leverage through bank borrowings detracted significantly from relative performance during the reporting period. However, the Fund’s use of leverage was accretive to overall common share income.

In addition, an underweight to transportation stocks, particularly airports, detracted from relative performance. The airport segment represents a material weight in the infrastructure index, while the Fund typically contains limited or no exposure because of the companies’ lower dividend yields. This structural underweight detracted because airports

Portfolio Managers’ Comments (continued)

provided some of the best total returns over the reporting period. Warmer winter weather, which dampened energy prices, led to a more optimistic market in Europe where many airport companies are located.

During the reporting period, all five segments represented in the Fund’s portfolio contributed to relative performance, led by the real estate and infrastructure common equity segments. Despite being the worst-performing segment in absolute returns during the reporting period, real estate equity contributed the most to the Fund’s relative performance. Within real estate, an underweight in the apartment sector added the most value as the segment struggled throughout the reporting period, declining as rental rates began to moderate after a long period of significant increases. Security selection in the industrial area was also beneficial as the Fund holdings significantly outperformed the blended benchmark.

Infrastructure common equity also aided the Fund’s relative performance because of security selection and an overweight to the more defensive asset class early in the reporting period. The largest contributor was the Fund’s significant overweight to pipeline common equity within the segment. Pipeline companies continued to perform well on the back of the global economic recovery. These companies have also benefited from better capital discipline and margin improvement. Additionally, the pipeline group has seen more investor interest because of higher inflation, given the more cyclical nature of these businesses, along with higher correlation to rising commodity prices, especially crude oil and natural gas. The Fund’s overweight to Williams Companies Inc. and an out-of-index position in Enbridge Inc. provided most of the relative performance benefit. The Fund continued to maintain both positions at the end of the reporting period.

During the reporting period, the Fund continued to use interest rate futures to partially hedge the portfolio against movements in interest rates. The interest rate futures contributed to relative performance during the reporting period.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to its comparative benchmarks was the Funds’ use of leverage through bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Funds’ use of leverage significantly detracted from relative performance during the reporting period. However, the Funds’ use of leverage was accretive to overall common share income.

The Funds also continued to use interest rate swap contracts to partially hedge the interest cost of leverage. The impact of the swap contracts on total return performance was positive during this reporting period largely because of the improvement in mark-to-market values driven by the increase in rates.

As of December 31, 2022, the Funds’ percentages of leverage are as shown in the accompanying table.

	JRS	JRI
Effective Leverage*	30.81%	30.96%
Regulatory Leverage*	30.81%	30.96%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

As noted previously, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of January 1, 2022	Draws	Paydowns	Outstanding Balance as of December 31, 2022	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of February 23, 2023
JRS	$144,000,000	$ —	$(39,600,000)	$104,400,000	$126,807,945	$ —	$ —	$104,400,000
JRI	$197,935,000	$ —	$(30,950,000)	$166,985,000	$186,835,000	$ —	$ —	$166,985,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Common Share Information

JRS DISTRIBUTION INFORMATION

The following 19(a) Notice presents JRS’s most current distribution information as of November 30, 2022 as required by certain exempted regulatory relief the Fund has received.

Because the ultimate tax character of your distributions depends on the Fund’s performance for its entire fiscal year (which is the calendar year for the Fund) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Fund’s IRS Form 1099 statement.

DISTRIBUTION INFORMATION – AS OF NOVEMBER 30, 2022

This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the month-end prior to the latest distribution. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year. It is estimated that the Fund has distributed more than its income and net realized capital gains; therefore, a portion of the distributions may be (and is shown below as being estimated to be) a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of November 30, 2022

		Estimated Per Share Sources of Distribution[1]				Estimated Percentage of the Distribution[1]
JRS (FYE 12/31)	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
Current Quarter	$0.2090	$0.0370	$0.0000	$0.0753	$0.0967	17.7%	0.00%	36.0%	46.3%
Fiscal YTD	$0.8360	$0.1479	$0.0000	$0.3014	$0.3867	17.7%	0.00%	36.0%	46.3%

[1]

Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. JRS owns REIT securities which attribute their distributions to various sources including NII, gains, and return of capital. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

The following table provides information regarding JRS’ distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of November 30, 2022

				Annualized		Cumulative
JRS (FYE 12/31) Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV[1]	Fiscal YTD Return on NAV	Fiscal YTD Dist Rate on NAV[1]
Nov 2001	$0.2090	$0.8360	$8.85	2.43%	9.45%	(28.74)%	9.45%

[1]	As a percentage of 11/30/22 NAV.

DISTRIBUTION INFORMATION – AS OF DECEMBER 31, 2022

The following tables provide information regarding the Fund’s common share distributions and total return performance for the fiscal year ended December 31, 2022. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet its distributions.

Data as of December 31, 2022

		Per Share Sources of Distribution				Percentage of the Distribution
JRS (FYE 12/31)	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]
Fiscal YTD	$0.8360	$0.2602	$0.0000	$0.3014	$0.2744	31.1%	0.00%	36.1%	32.8%

		Annualized
JRS (FYE 12/31) Inception Date	Net Asset Value (NAV)	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV
Nov 2001	$8.12	(32.94)%	1.07%	10.30%

[1]

Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

JRI DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2022 the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications. This notice provides shareholders with information regarding Fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of the distribution or from the terms of the Fund’s Managed Distribution Policy.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the month-end prior to the latest distribution. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year. For all funds, it is estimated that the funds have distributed more than their income and net realized capital gains; therefore, a portion of the distributions may be (and is shown below as being estimated to be) a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes

Common Share Information (continued)

based on tax regulations. The Fund will send a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of December 31, 2022

		Per Share Estimated Sources of Distribution				Estimated Percentage of the Distribution
JRI (FYE 12/31)	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
Fiscal YTD	$1.1580	$0.7704	$0.0000	$0.0000	$0.3876	66.5%	0.00%	0.00%	33.5%

The following table provides information regarding the Fund’s common share distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet its distributions.

				Annualized		Cumulative
JRI (FYE 12/31) Inception Date	Monthly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Distribution Rate on NAV	Fiscal YTD Return on NAV	Fiscal YTD Distribution Rate on NAV
Apr 2012	$0.0965	$1.1580	$13.57	(0.05)%	8.53%	(15.83)%	8.53%

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2022, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of December 31, 2022 (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired common shares as shown in the accompanying table.

	JRS	JRI
Common shares cumulatively repurchased and retired	0	206,500
Common shares authorized for repurchase	2,885,000	2,745,000

OTHER COMMON SHARE INFORMATION

As of December 31, 2022, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows.

	JRS	JRI
Common share NAV	$8.12	$13.57
Common share price	$7.56	$11.70
Premium/(Discount) to NAV	(6.90)%	(13.78)%
Average premium/(discount) to NAV	(4.43)%	(11.59)%

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JRS	Nuveen Real Estate Income Fund Performance Overview and Holding Summaries as of December 31, 2022

Refer to the Glossary of Terms Used in this Report for further definitions of terms used in this section.

Average Annual Total Returns as of December 31, 2022*

	Average Annual
	1-Year	5-Year	10-Year
JRS at Common Share NAV	(32.94)%	1.07%	5.68%
JRS at Common Share Price	(35.25)%	0.47%	5.41%
Wilshire U.S. Real Estate Securities Index (WILRESI)	(26.75)%	3.36%	6.48%
JRS Blended Benchmark	(24.46)%	2.10%	5.39%
*

For purposes of Fund performance, relative results are measured against the JRS Blended Benchmark. The JRS Blended Benchmark consists of: 1) 60% Wilshire U.S. Real Estate Securities Index (WILRESI) and 2) 40% FTSE Nareit (Financial Times Stock Exchange National Association of Real Estate Investments Trusts) Preferred Stock Index. Refer to the Glossary of Terms Used in This Report for details on the Fund’s Blended Benchmark composition through March 31, 2021.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of December 31, 2022 — Common Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	94.5%
Real Estate Investment Trust Preferred Stocks	46.4%
Repurchase Agreements	2.0%
Other Assets Less Liabilities	1.6%
Net Assets Plus Borrowings	144.5%
Borrowings	(44.5)%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income securities)

A	16.0%
BBB	41.6%
BB or Lower	22.4%
N/R (not rated)	20.0%
Total	100%

Portfolio Composition1

(% of total investments)

Specialized	22.1%
Retail	17.9%
Residential	17.8%
Office	15.0%
Industrial	10.9%
Health Care	8.0%
Other	6.9%
Repurchase Agreements	1.4%
Total	100%

Top Five Common Stock Holdings

(% of total investments)

Prologis Inc	8.5%
Simon Property Group Inc	4.1%
Alexandria Real Estate Equities Inc	3.7%
Equinix Inc	3.7%
American Homes 4 Rent	3.4%

Top Five Preferred Stock Issuers

(% of total investments)

Public Storage	5.2%
Highwoods Properties Inc	4.2%
Vornado Realty Trust	3.6%
Digital Realty Trust Inc	2.5%
Kimco Realty Corp	2.1%

1	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the table above.

JRI	Nuveen Real Asset Income and Growth Fund Performance Overview and Holding Summaries as of December 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2022*

	Average Annual
	1-Year	5-Year	10-Year
JRI at Common Share NAV	(15.83)%	(0.05)%	4.98%
JRI at Common Share Price	(20.83)%	(0.10)%	5.35%
MSCI World Index (Net)	(18.14)%	6.14%	8.85%
JRI Blended Benchmark	(14.24)%	1.51%	4.14%
*

For purposes of Fund performance, relative results are measured against the JRI Blended Benchmark. The JRI Blended Benchmark consists of: 1) 25% FTSE EPRA Nareit (Financial Times Stock Exchange - European Public Real Estate Association/ National Association of Real Estate Investment Trusts) Developed Index (Net), 2) 22% S&P Global Infrastructure Index (Net), 3) 20% ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index, 4) 20% Bloomberg U.S. Corporate High Yield Bond Index and 5) 13% FTSE Nareit (Financial Times Stock Exchange National Association of Real Estate Investment Trusts) Preferred Stock Index. Refer to the Glossary of Terms Used in This Report for details on the Fund’s Blended Benchmark composition through March 31, 2021.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of December 31, 2022 — Common Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	33.9%
Common Stocks	33.3%
Real Estate Investment Trust Common Stocks	31.2%
$25 Par (or similar) Retail Preferred	18.8%
$1,000 Par (or similar) Institutional Preferred	14.0%
Convertible Preferred Securities	5.2%
Investment Companies	0.5%
Mortgage-Backed Securities	0.4%
Variable Rate Senior Loan Interests	0.2%
Repurchase Agreements	5.8%
Other Assets Less Liabilities	1.5%
Net Assets Plus Borrowings	144.8%
Borrowings	(44.8)%
Net Assets	100%

Top Five Common Stock Holdings

(% of total common stocks)

VICI Properties Inc	4.4%
Gaming and Leisure Properties Inc	3.8%
Four Corners Property Trust Inc	3.6%
Physicians Realty Trust	2.7%
Nexus Industrial REIT	2.6%

Portfolio Composition1

(% of total investments)

Real Estate Investment Trust Common Stocks	21.8%
Oil, Gas & Consumable Fuels	16.6%
Electric Utilities	15.7%
Equity Real Estate Investment Trusts	12.8%
Multi-Utilities	7.1%
Gas Utilities	3.0%
Real Estate Management & Development	3.0%
Independent Power And Renewable Electricity Producers	1.9%
Transportation Infrastructure	1.8%
Other	11.5%
Investment Companies	0.4%
Mortgage-Backed Securities	0.3%
Repurchase Agreements	4.1%
Total	100%

Portfolio Credit Quality

(% of total fixed-income securities)

AAA	0.3%
AA	0.1%
A	7.4%
BBB	51.6%
BB or Lower	31.9%
N/R (not rated)	8.7%
Total	100%

Country Allocation2

(% of total investments)

United States	61.6%
Canada	12.6%
Australia	4.3%
United Kingdom	3.5%
Hong Kong	3.0%
Singapore	2.9%
Italy	1.6%
Spain	1.5%
Mexico	1.0%
Other	8.0%
Total	100%

1	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the table above.
2	Includes 4.6% (as a percentage of total investments) in emerging markets countries.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Nuveen Real Estate Income Fund and

Nuveen Real Asset Income and Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen Real Estate Income Fund and Nuveen Real Asset Income and Growth Fund (the Funds), including the portfolios of investments, as of December 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

February 27, 2023

JRS	Nuveen Real Estate Income Fund Portfolio of Investments December 31, 2022

Shares	Description (1)			Value

	LONG-TERM INVESTMENTS – 140.9% (98.6% of Total Investments)

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 94.5% (66.1% of Total Investments)

	Health Care – 11.4%

329,678	Healthpeak Properties Inc			$8,265,027
219,015	Ventas Inc			9,866,626
131,821	Welltower Inc			8,640,867
	Total Health Care			26,772,520

	Hotel & Resort – 3.9%

331,131	Host Hotels & Resorts Inc			5,314,653
278,822	Xenia Hotels & Resorts Inc			3,674,874
	Total Hotel & Resort			8,989,527

	Industrial – 12.1%

251,376	Prologis Inc			28,337,616

	Office – 7.9%

86,154	Alexandria Real Estate Equities Inc			12,550,053
67,698	Boston Properties Inc			4,575,031
42,675	Kilroy Realty Corp			1,650,242
	Total Office			18,775,326

	Residential – 22.8%

378,957	American Homes 4 Rent, Class A			11,421,764
236,247	Apartment Income REIT Corp			8,105,635
38,397	AvalonBay Communities Inc			6,201,883
71,104	Camden Property Trust			7,955,116
173,759	Equity Residential			10,251,781
323,780	Invitation Homes Inc			9,596,839
	Total Residential			53,533,018

	Retail – 16.7%

77,930	Federal Realty Investment Trust			7,874,047
468,726	Kite Realty Group Trust			9,866,682
116,379	Simon Property Group Inc			13,672,205
559,230	SITE Centers Corp			7,639,082
	Total Retail			39,052,016

	Specialized – 19.7%

281,397	CubeSmart			11,326,229
81,924	Digital Realty Trust Inc			8,214,520
18,875	Equinix Inc			12,363,691
29,870	Public Storage			8,369,275
180,120	VICI Properties Inc			5,835,888
	Total Specialized			46,109,603
	Total Real Estate Investment Trust Common Stocks (cost $192,525,259)			221,569,626

Shares	Description (1)	Coupon	Ratings (2)	Value

	REAL ESTATE INVESTMENT TRUST PREFERRED STOCKS – 46.4% (32.5% of Total Investments)

	Diversified – 1.2%

35,010	Armada Hoffler Properties Inc	6.750%	N/R	$734,860
10,130	CTO Realty Growth Inc	6.375%	N/R	207,158
54,110	DigitalBridge Group Inc	7.150%	N/R	1,015,104
43,965	DigitalBridge Group Inc	7.125%	N/R	825,223
	Total Diversified			2,782,345

JRS	Nuveen Real Estate Income Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)	Coupon	Ratings (2)	Value

	Hotel & Resort – 4.9%

95,245	Chatham Lodging Trust	6.625%	N/R	$1,908,710
141,820	DiamondRock Hospitality Co	8.250%	N/R	3,528,482
57,425	Hersha Hospitality Trust	6.875%	N/R	1,146,490
9,075	Hersha Hospitality Trust	6.500%	N/R	167,887
6,460	Hersha Hospitality Trust	6.500%	N/R	120,834
99,835	Pebblebrook Hotel Trust	6.375%	N/R	1,816,997

57,695	Pebblebrook Hotel Trust	5.700%	N/R	951,968
22,025	Pebblebrook Hotel Trust	6.300%	N/R	392,045
41,060	Sunstone Hotel Investors Inc	6.125%	N/R	796,564
30,100	Sunstone Hotel Investors Inc	5.700%	N/R	541,499
	Total Hotel & Resort			11,371,476

	Industrial – 3.4%

10,115	Plymouth Industrial REIT Inc	7.500%	N/R	252,673
59,877	Prologis Inc	8.540%	BBB+	3,302,217
159,235	Rexford Industrial Realty Inc	5.625%	BBB-	3,388,521
55,661	Rexford Industrial Realty Inc	5.875%	BBB-	1,236,231
	Total Industrial			8,179,642

	Office – 13.3%

12,713	Highwoods Properties Inc	8.625%	Baa3	14,212,548
175,808	Hudson Pacific Properties Inc	4.750%	Ba1	2,202,874
152,510	SL Green Realty Corp	6.500%	BB	3,083,752
178,635	Vornado Realty Trust	4.450%	Ba1	2,429,435
234,039	Vornado Realty Trust	5.250%	Ba1	3,758,666
107,649	Vornado Realty Trust	5.400%	Ba1	1,740,684
251,240	Vornado Realty Trust	5.250%	Ba1	4,080,138
	Total Office			31,508,097

	Residential – 2.7%

117,810	American Homes 4 Rent	6.250%	BB+	2,736,243
65,105	American Homes 4 Rent	5.875%	BB+	1,442,727
34,373	Mid-America Apartment Communities Inc	8.500%	BBB	1,838,956
12,330	UMH Properties Inc	6.375%	N/R	274,342
	Total Residential			6,292,268

	Retail – 8.9%

128,290	Agree Realty Corp	4.250%	Baa2	2,066,752
145,990	Federal Realty Investment Trust	5.000%	Baa2	2,946,078
178,734	Kimco Realty Corp	5.250%	Baa2	3,637,237
166,864	Kimco Realty Corp	5.125%	Baa2	3,307,244
125,180	Saul Centers Inc	6.000%	N/R	2,464,794
19,985	Saul Centers Inc	6.125%	N/R	417,686
5,494	Simon Property Group Inc	8.375%	BBB	331,893
116,200	SITE Centers Corp	6.375%	BB+	2,579,640
27,340	Spirit Realty Capital Inc	6.000%	Baa3	608,315
53,645	Urstadt Biddle Properties Inc	5.875%	N/R	1,098,650
60,825	Urstadt Biddle Properties Inc	6.250%	N/R	1,328,418
	Total Retail			20,786,707

	Specialized – 12.0%

97,500	Digital Realty Trust Inc	5.850%	Baa3	2,223,975
107,345	Digital Realty Trust Inc	5.250%	Baa3	2,256,392
197,465	Digital Realty Trust Inc	5.200%	Baa3	3,990,768
21,085	EPR Properties	5.750%	Ba1	354,017
77,946	National Storage Affiliates Trust	6.000%	N/R	1,742,483
98,305	Public Storage	4.000%	A3	1,634,812
89,715	Public Storage	4.625%	A3	1,714,454
80,955	Public Storage	4.875%	A3	1,631,243
139,069	Public Storage	5.050%	A3	3,008,062
375,335	Public Storage	5.600%	A3	8,741,552
27,980	Public Storage	4.125%	A3	481,536
13,210	Public Storage	4.700%	A3	254,953
	Total Specialized			28,034,247
	Total Real Estate Investment Trust Preferred Stocks (cost $132,886,124)			108,954,782
	Total Long-Term Investments (cost $325,411,383)			330,524,408

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.0% (1.4% of Total Investments)

	REPURCHASE AGREEMENTS – 2.0% (1.4% of Total Investments)

$4,651	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/22, repurchase price $ 4,651,496, collateralized by $ 6,168,700, U.S. Treasury Bonds, 2.375%, due 2/15/42, value $ 4,743,872	1.280%	1/03/23	$4,650,835
	Total Short-Term Investments (cost $4,650,835)			4,650,835
	Total Investments (cost $330,062,218) – 142.9%			335,175,243
	Borrowings – (44.5)% (3), (4)			(104,400,000)
	Other Assets Less Liabilities – 1.6% (5)			3,721,843
	Net Assets Applicable to Common Shares – 100%			$234,497,086

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (6)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$72,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$3,679,458	$3,679,458

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Borrowings as a percentage of Total Investments is 31.1%.

(4)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $221,109,727 have been pledged as collateral for borrowings.

(5)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as well as the OTC cleared and exchange-traded derivatives, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(6)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

LIBOR	London Inter-Bank Offered Rate

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

JRI	Nuveen Real Asset Income and Growth Fund Portfolio of Investments December 31, 2022

Principal Amount (000)	(11)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		LONG-TERM INVESTMENTS – 137.5% (95.9% of Total Investments)

		CORPORATE BONDS – 33.9% (23.7% of Total Investments)

		Air Freight & Logistics – 0.2%

$1,000		Cargo Aircraft Management Inc, 144A	4.750%	2/01/28	BB	$907,610

		Building Products – 0.4%

1,600		Advanced Drainage Systems Inc, 144A	6.375%	6/15/30	Ba2	1,554,656

		Capital Markets – 0.3%

1,150		Hunt Cos Inc, 144A	5.250%	4/15/29	BB-	966,589

		Commercial Services & Supplies – 1.2%

500		Adani Ports & Special Economic Zone Ltd, 144A	4.200%	8/04/27	BBB-	438,886
800		Clean Harbors Inc, 144A	5.125%	7/15/29	BB	741,961
1,085		Clean Harbors Inc, 144A	4.875%	7/15/27	BB	1,028,038
750		Covanta Holding Corp, 144A	4.875%	12/01/29	B	614,453
1,950		Waste Connections Inc	4.200%	1/15/33	BBB+	1,811,051
5,085		Total Commercial Services & Supplies				4,634,389

		Communications Equipment – 0.0%

225		Liquid Telecommunications Financing Plc, 144A	5.500%	9/04/26	B+	160,875

		Construction & Engineering – 0.4%

600		GMR Hyderabad International Airport Ltd, 144A	5.375%	4/10/24	BB+	589,944
300		GMR Hyderabad International Airport Ltd, 144A	4.250%	10/27/27	BB+	258,081
600		IHS Netherlands Holdco BV, 144A	8.000%	9/18/27	B+	526,008
1,500		Total Construction & Engineering				1,374,033

		Diversified Financial Services – 0.6%

343		Cometa Energia SA de CV, 144A	6.375%	4/24/35	Baa3	328,695
325		Indian Railway Finance Corp Ltd, 144A	3.570%	1/21/32	BBB-	278,050
650		Minejesa Capital BV, 144A	5.625%	8/10/37	Baa3	506,029
5,720	BRL	Swiss Insured Brazil Power Finance Sarl, 144A	9.850%	7/16/32	AAA	934,527
7,038		Total Diversified Financial Services				2,047,301

		Diversified Telecommunication Services – 1.0%

1,200		Cablevision Lightpath LLC, 144A	3.875%	9/15/27	B1	988,972
1,405		Cellnex Finance Co SA, 144A	3.875%	7/07/41	BBB-	961,020
1,150		Frontier Communications Holdings LLC, 144A	6.000%	1/15/30	BB-	903,409
455		Iliad Holding SASU, 144A	7.000%	10/15/28	BB-	411,224
385		Iliad Holding SASU, 144A	6.500%	10/15/26	BB-	357,070
4,595		Total Diversified Telecommunication Services				3,621,695

		Electric Utilities – 6.0%

290		Acwa Power Management And Investments One Ltd, 144A	5.950%	12/15/39	BBB-	269,160
700		Adani Green Energy UP Ltd / Prayatna Developers Pvt Ltd / Parampujya Solar Energy, 144A	6.250%	12/10/24	BB+	680,400
338		Adani Transmission Step-One Ltd, 144A	4.250%	5/21/36	Baa3	256,734
1,375		American Electric Power Co Inc	5.950%	11/01/32	BBB+	1,435,662
2,600		CenterPoint Energy Houston Electric LLC	4.450%	10/01/32	A	2,506,481
200		Cikarang Listrindo Tbk PT, 144A	4.950%	9/14/26	BB+	186,458
925		Clearway Energy Operating LLC, 144A	3.750%	2/15/31	BB	767,980
530		CMS Energy Corp	3.750%	12/01/50	BBB-	399,125
600		Consorcio Transmantaro SA, 144A	5.200%	4/11/38	BBB	540,750
600	EUR	EDP – Energias de Portugal SA , Reg S	4.496%	4/30/79	BB+	630,659
1,750		EDP Finance BV, 144A	6.300%	10/11/27	BBB	1,797,349
325		Electricidad Firme de Mexico Holdings SA de CV, 144A	4.900%	11/20/26	Ba2	285,594
1,800,000	COP	Empresas Publicas de Medellin ESP, 144A	8.375%	11/08/27	Baa3	276,767
1,500		Exelon Corp	4.050%	4/15/30	BBB	1,392,596
3,150		ITC Holdings Corp, 144A	4.950%	9/22/27	BBB+	3,106,451
600		Lamar Funding Ltd, 144A	3.958%	5/07/25	BB+	567,666

Principal Amount (000)	(11)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Electric Utilities (continued)

$597		LLPL Capital Pte Ltd, 144A	6.875%	2/04/39	Baa3	$525,870
1,210	GBP	NGG Finance PLC , Reg S	5.625%	6/18/73	BBB-	1,380,472
183		NRG Energy Inc	6.625%	1/15/27	BB+	181,454
675		Pacific Gas and Electric Co	3.300%	8/01/40	BBB-	457,021
395		Pattern Energy Operations LP / Pattern Energy Operations Inc, 144A	4.500%	8/15/28	BB-	354,171
155		PPL Capital Funding Inc	7.395%	3/30/67	BBB	133,222
500		ReNew Wind Energy AP2 / ReNew Power Pvt Ltd other 9 Subsidiaries, 144A	4.500%	7/14/28	Ba3	419,843
1,350		Southern Co Gas Capital Corp	5.150%	9/15/32	BBB+	1,324,926
2,500		WEC Energy Group Inc	5.150%	10/01/27	BBB+	2,526,676
1,823,048		Total Electric Utilities				22,403,487

		Energy Equipment & Services – 0.1%

350		Galaxy Pipeline Assets Bidco Ltd, 144A	3.250%	9/30/40	Aa2	270,616

		Equity Real Estate – 4.3%

1,970		Agree LP	4.800%	10/01/32	Baa1	1,822,506
1,750		AvalonBay Communities Inc	5.000%	2/15/33	A-	1,721,853
1,750		Digital Realty Trust LP	5.550%	1/15/28	BBB	1,761,570
4,150		Kimco Realty Corp	4.600%	2/01/33	BBB+	3,795,240
5,000		Prologis LP	4.625%	1/15/33	A	4,840,336
2,475		SBA Communications Corp	3.125%	2/01/29	BB	2,057,938
17,095		Total Equity Real Estate				15,999,443

		Equity Real Estate Investment Trusts – 2.0%

565		CTR Partnership LP / CareTrust Capital Corp, 144A	3.875%	6/30/28	BB+	477,440
1,550		Goodman US Finance Five LLC, 144A	4.625%	5/04/32	BBB+	1,412,417
300		Iron Mountain Inc, 144A	4.500%	2/15/31	BB-	246,582
850		Iron Mountain Information Management Services Inc, 144A	5.000%	7/15/32	BB-	706,095
560		RLJ Lodging Trust LP, 144A	3.750%	7/01/26	BB-	498,729
560		RLJ Lodging Trust LP, 144A	4.000%	9/15/29	BB-	453,973
1,460		Scentre Group Trust 2, 144A	5.125%	9/24/80	BBB+	1,223,480
555		VICI Properties LP / VICI Note Co Inc, 144A	4.500%	1/15/28	BBB-	509,283
1,660		Welltower Inc	3.850%	6/15/32	BBB+	1,408,644
440		XHR LP, 144A	4.875%	6/01/29	B+	360,416
8,500		Total Equity Real Estate Investment Trusts				7,297,059

		Gas Utilities – 1.2%

1,255	CAD	AltaGas Ltd	5.250%	1/11/82	BB+	753,593
1,375	CAD	AltaGas Ltd	7.350%	8/17/82	BB+	989,238
800		Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.375%	4/01/26	B	727,718
875		Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.875%	4/01/29	B	719,618
1,150		National Gas Co of Trinidad & Tobago Ltd, 144A	6.050%	1/15/36	BBB-	1,055,125
275		Superior Plus LP / Superior General Partner Inc, 144A	4.500%	3/15/29	BB-	235,125
5,730		Total Gas Utilities				4,480,417

		Health Care Providers & Services – 0.9%

1,070		Encompass Health Corp	4.750%	2/01/30	B+	939,612
180		Encompass Health Corp	4.625%	4/01/31	B+	154,713
1,725		Tenet Healthcare Corp, 144A	6.125%	10/01/28	B+	1,544,427
935		Tenet Healthcare Corp, 144A	6.125%	6/15/30	BB-	890,868
3,910		Total Health Care Providers & Services				3,529,620

		Hotels, Restaurants & Leisure – 0.7%

1,075		CDI Escrow Issuer Inc, 144A	5.750%	4/01/30	B+	963,661
1,000		Hilton Domestic Operating Co Inc, 144A	4.000%	5/01/31	BB+	836,630
620		Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 144A	5.000%	6/01/29	BB-	533,200
425		Marriott Ownership Resorts Inc, 144A	4.500%	6/15/29	B+	352,591
3,120		Total Hotels, Restaurants & Leisure				2,686,082

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2022

Principal Amount (000)	(11)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Independent Power And Renewable Electricity Producers – 1.3%

$745		Atlantica Sustainable Infrastructure PLC, 144A	4.125%	6/15/28	BB+	$660,431
500		Calpine Corp, 144A	3.750%	3/01/31	BB+	402,578
300		Israel Electric Corp Ltd, 144A , Reg S	3.750%	2/22/32	BBB+	262,408
755	GBP	SSE PLC , Reg S	3.740%	4/14/71	BBB-	828,418
1,435		TerraForm Power Operating LLC, 144A	4.750%	1/15/30	BB-	1,248,447
1,250		Vistra Operations Co LLC, 144A	5.125%	5/13/25	BBB-	1,222,150
4,985		Total Independent Power And Renewable Electricity Producers				4,624,432

		Independent Power Producers & Energy Traders – 0.9%

598		Alfa Desarrollo SpA2021 1, 144A	4.550%	9/27/51	BBB-	454,117
326		Azure Power Energy Ltd, 144A	3.575%	8/19/26	BB+	250,770
1,530		Clearway Energy Operating LLC, 144A	3.750%	1/15/32	BB	1,229,853
600		EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 144A	5.375%	12/30/30	BBB-	419,990
270		NextEra Energy Operating Partners LP, 144A	4.500%	9/15/27	Ba1	247,662
525		NRG Energy Inc, 144A	5.250%	6/15/29	BB+	463,439
378		UEP Penonome II SA2020 1, 144A	6.500%	10/01/38	BB	276,811
4,227		Total Independent Power Producers & Energy Traders				3,342,642

		Machinery – 0.5%

1,080		Chart Industries Inc, 144A	7.500%	1/01/30	Ba3	1,085,713
775		WASH Multifamily Acquisition Inc, 144A	5.750%	4/15/26	B-	730,438
1,855		Total Machinery				1,816,151

		Media – 1.1%

500		CCO Holdings LLC / CCO Holdings Capital Corp, 144A	6.375%	9/01/29	BB+	469,870
2,000		CCO Holdings LLC / CCO Holdings Capital Corp	4.500%	5/01/32	BB+	1,592,000
575		Directv Financing LLC / Directv Financing Co-Obligor Inc, 144A	5.875%	8/15/27	BBB-	514,430
1,880		VZ Secured Financing BV, 144A	5.000%	1/15/32	BB	1,527,728
4,955		Total Media				4,104,028

		Mortgage Real Estate Investment Trusts (Reits) – 0.8%

2,310		Blackstone Mortgage Trust Inc, 144A	3.750%	1/15/27	Ba2	1,986,379
500		Starwood Property Trust Inc, 144A	4.375%	1/15/27	BB+	437,538
250		Starwood Property Trust Inc	4.750%	3/15/25	BB+	238,562
280		Starwood Property Trust Inc, 144A	3.750%	12/31/24	BB+	262,924
3,340		Total Mortgage Real Estate Investment Trusts (Reits)				2,925,403

		Oil, Gas & Consumable Fuels – 6.5%

600		Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	7.875%	5/15/26	BB	607,360
450		Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	8.125%	1/15/27	B-	420,750
510		CNX Midstream Partners LP, 144A	4.750%	4/15/30	BB	418,539
1,365		Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB	1,269,450
745		DT Midstream Inc, 144A	4.375%	6/15/31	BB+	624,981
700		DT Midstream Inc	4.300%	4/15/32	N/R	614,982
163		Energean Israel Finance Ltd, 144A , Reg S	5.375%	3/30/28	BB-	145,681
1,500		Energy Transfer LP	5.550%	2/15/28	BBB-	1,487,895
350		EnLink Midstream LLC, 144A	5.625%	1/15/28	BB+	333,374
850		EnLink Midstream LLC	5.375%	6/01/29	BB+	786,486
205		EQM Midstream Partners LP, 144A	7.500%	6/01/27	BB	200,748
525		EQM Midstream Partners LP, 144A	4.750%	1/15/31	BB	429,187
395		EQM Midstream Partners LP, 144A	7.500%	6/01/30	BB	380,590
450		EQM Midstream Partners LP	5.500%	7/15/28	BB	402,371
305		Genesis Energy LP / Genesis Energy Finance Corp	5.625%	6/15/24	B	294,323
490	CAD	Gibson Energy Inc	5.250%	12/22/80	BB	307,401
730		Hess Midstream Operations LP, 144A	5.500%	10/15/30	BB+	667,845
650	CAD	Keyera Corp	6.875%	6/13/79	BB	453,939
1,065	CAD	Keyera Corp	5.950%	3/10/81	BB	683,543
2,250		Kinder Morgan Inc	4.800%	2/01/33	BBB	2,086,010

Principal Amount (000)	(11)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Oil, Gas & Consumable Fuels (continued)

$1,560		Kinetik Holdings LP, 144A	5.875%	6/15/30	BB+	$1,462,941
500		Leviathan Bond Ltd, 144A , Reg S	6.750%	6/30/30	BB	471,394
305		MPLX LP	6.875%	8/15/71	BB+	300,425
575		NGL Energy Operating LLC / NGL Energy Finance Corp, 144A	7.500%	2/01/26	B	511,975
200		Oleoducto Central SA, 144A	4.000%	7/14/27	Baa3	176,440
1,150		ONEOK Inc	6.100%	11/15/32	BBB	1,149,943
1,714	CAD	Pembina Pipeline Corp	4.800%	1/25/81	BB+	1,034,603
700		Peru LNG Srl, 144A	5.375%	3/22/30	B+	584,507
345		Plains All American Pipeline LP (3-Month LIBOR reference rate + 4.110% spread) (3)	8.716%	11/15/71	BB	296,700
200		Promigas SA ESP / Gases del Pacifico SAC, 144A	3.750%	10/16/29	Baa3	162,696
625		Sunoco LP / Sunoco Finance Corp	5.875%	3/15/28	BB+	591,901
935		Sunoco LP / Sunoco Finance Corp	4.500%	4/30/30	BB+	811,627
2,250		Targa Resources Corp	5.200%	7/01/27	BBB-	2,205,297
500		Targa Resources Corp	6.250%	7/01/52	BBB-	471,875
230	CAD	Transcanada Trust	4.200%	3/04/81	BBB	135,330
519		Tullow Oil PLC, 144A	10.250%	5/15/26	B-	416,238
600		Venture Global Calcasieu Pass LLC, 144A	4.125%	8/15/31	BB	511,197
500		Western Midstream Operating LP	4.550%	2/01/30	BBB-	436,460
27,706		Total Oil, Gas & Consumable Fuels				24,347,004

		Real Estate Management & Development – 0.9%

950		Cushman & Wakefield US Borrower LLC, 144A	6.750%	5/15/28	BB	906,642
475		Howard Hughes Corp, 144A	4.125%	2/01/29	BB	397,812
525		Howard Hughes Corp/The, 144A	4.375%	2/01/31	BB	424,761
550		Kennedy-Wilson Inc	4.750%	3/01/29	BB	435,901
1,025		Kennedy-Wilson Inc	5.000%	3/01/31	BB	771,561
725	EUR	Peach Property Finance GmbH, 144A	4.375%	11/15/25	BB	573,118
4,250		Total Real Estate Management & Development				3,509,795

		Road & Rail – 0.2%

200		ENA Master Trust, 144A	4.000%	5/19/48	BBB	139,997
500		Rumo Luxembourg Sarl, 144A	5.250%	1/10/28	BB	473,125
300		Rumo Luxembourg Sarl, 144A	4.200%	1/18/32	Ba2	240,000
1,000		Total Road & Rail				853,122

		Specialty Retail – 0.1%

545		LCM Investments Holdings II LLC, 144A	4.875%	5/01/29	BB-	436,430

		Trading Companies & Distributors – 0.6%

2,100		United Rentals North America Inc, 144A	6.000%	12/15/29	BBB-	2,086,875

		Transportation Infrastructure – 0.5%

400		Aeropuerto Internacional de Tocumen SA, 144A	5.125%	8/11/61	BBB	326,663
200		Aeropuerto Internacional de Tocumen SA, 144A	4.000%	8/11/41	BBB	164,813
1,025		Aeropuertos Dominicanos Siglo XXI SA, 144A	6.750%	3/30/29	BB-	991,687
383		Autopistas del Sol SA/Costa Rica, 144A	7.375%	12/30/30	B	342,780
200		DP World Ltd/United Arab Emirates, 144A	5.625%	9/25/48	Baa3	187,237
2,208		Total Transportation Infrastructure				2,013,180

		Wireless Telecommunication Services – 1.2%

450		America Movil SAB de CV, 144A	5.375%	4/04/32	Baa3	406,125
250		CT Trust, 144A	5.125%	2/03/32	Ba1	219,523
1,500		Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC, 144A	5.152%	3/20/28	A1	1,478,290
400		Telefonica Moviles Chile SA, 144A	3.537%	11/18/31	BBB+	327,676
2,000		T-Mobile USA Inc	5.200%	1/15/33	BBB-	1,981,968
4,600		Total Wireless Telecommunication Services				4,413,582
		Total Corporate Bonds (cost $139,420,797)				126,406,516

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)	Value

	COMMON STOCKS – 33.3% (23.2% of Total Investments)

	Capital Markets – 0.1%

312,485	Greencoat Renewables PLC	$379,104

	Diversified Financial Services – 0.4%

1,205,876	Sdcl Energy Efficiency Income Trust PLC	1,406,819

	Diversified Telecommunication Services – 1.0%

288,862	HKT Trust & HKT Ltd	353,603
5,214,966	NETLINK NBN TRUST	3,232,060
	Total Diversified Telecommunication Services	3,585,663

	Electric Utilities – 6.5%

190,097	Cia de Transmissao de Energia Eletrica Paulista	829,701
336,803	CK Infrastructure Holdings Ltd	1,757,450
158,428	CLP Holdings Ltd	1,154,238
271,173	Contact Energy Ltd	1,327,038
64,334	Emera Inc	2,458,851
25,668	Endesa SA	483,753
497,785	Enel SpA	2,677,158
56,808	OGE Energy Corp	2,246,756
340,161	Power Assets Holdings Ltd	1,859,139
151,486	Red Electrica Corp SA	2,634,062
39,998	Southern Co/The	2,856,257
195,847	SSE PLC	4,027,973
	Total Electric Utilities	24,312,376

	Gas Utilities – 2.5%

382,319	APA Group	2,794,525
144,519	Enagas SA	2,403,134
7,288	Naturgy Energy Group SA	189,408
817,974	Snam SpA	3,966,222
	Total Gas Utilities	9,353,289

	Health Care Providers & Services – 0.5%

97,174	Chartwell Retirement Residences	605,723
142,406	Sienna Senior Living Inc	1,146,400
	Total Health Care Providers & Services	1,752,123

	Household Durables – 0.2%

47,377	Persimmon PLC	694,671

	Independent Power And Renewable Electricity Producers – 1.3%

5,743	Atlantica Sustainable Infrastructure PLC	148,744
41,304	Capital Power Corp	1,413,304
82,648	Clearway Energy Inc, Class A, Class A	2,472,828
11,460	NextEra Energy Partners LP	803,231
28,608	TransAlta Renewables Inc	237,696
	Total Independent Power And Renewable Electricity Producers	5,075,804

	Independent Power Producers & Energy Traders – 0.1%

568	Canadian Solar Infrastructure Fund Inc	536,309

	Industrial Conglomerates – 0.1%

222,150	NWS Holdings Ltd	191,758

	Media – 0.2%

89,197	SES SA	581,010

	Multi-Utilities – 3.7%

201,538	Algonquin Power & Utilities Corp	1,312,825
64,800	Canadian Utilities Ltd, Class A	1,754,003
29,161	Dominion Energy Inc	1,788,153

Shares	Description (1)	Value

	Multi-Utilities (continued)

18,953	DTE Energy Co	$2,227,546
80,490	National Grid PLC, Sponsored ADR	4,855,157
2,874	NorthWestern Corp	170,543
455,761	REN – Redes Energeticas Nacionais SGPS SA	1,229,694
179,243	Vector Ltd	468,836
	Total Multi-Utilities	13,806,757

	Oil, Gas & Consumable Fuels – 11.9%

57,404	DT Midstream Inc	3,172,145
202,729	Enbridge Inc	7,926,704
43,402	Energy Transfer LP	515,182
178,053	Enterprise Products Partners LP	4,294,638
119,412	Gibson Energy Inc	2,084,859
16,790	Keyera Corp	366,925
258,519	Kinder Morgan Inc	4,674,024
11,792	Magellan Midstream Partners LP	592,076
40,511	ONEOK Inc	2,661,573
162,941	Pembina Pipeline Corp	5,530,848
49,671	Plains GP Holdings LP, Class A, Class A	617,907
57,197	TC Energy Corp	2,280,276
297,440	Williams Cos Inc/The	9,785,776
	Total Oil, Gas & Consumable Fuels	44,502,933

	Real Estate Management & Development – 2.5%

152,444	Amot Investments Ltd	895,422
1,347,398	Capitaland India Trust	1,136,522
51,188	Cibus Nordic Real Estate AB	704,064
374,691	CK Asset Holdings Ltd	2,298,044
85,446	Hongkong Land Holdings Ltd	393,121
12,542	Kennedy-Wilson Holdings Inc	197,286
585,696	Sino Land Co Ltd	730,530
212,792	Sun Hung Kai Properties Ltd	2,906,603
964	Swire Properties Ltd	2,450
	Total Real Estate Management & Development	9,264,042

	Road & Rail – 0.3%

441,432	Aurizon Holdings Ltd	1,118,341

	Transportation Infrastructure – 2.0%

608,356	Atlas Arteria Ltd	2,739,713
437,313	China Merchants Port Holdings Co Ltd	638,472
410,222	COSCO SHIPPING Ports Ltd	325,550
511,220	Dalrymple Bay Infrastructure Ltd	846,424
69,000	Enav SpA, 144A	292,692
18,563	Grupo Aeroportuario del Pacifico SAB de CV, ADR	2,669,545
	Total Transportation Infrastructure	7,512,396
	Total Common Stocks (cost $117,193,914)	124,073,394

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 31.2% (21.8% of Total Investments)

	Diversified – 5.2%

578,946	Abacus Property Group	$1,030,498
19,127	Armada Hoffler Properties Inc	219,960
173,536	Broadstone Net Lease Inc	2,813,019
366,588	Charter Hall Long Wale REIT	1,099,073
10,665	Cofinimmo SA	955,067
8,710	Gecina SA	887,374
299,242	Growthpoint Properties Australia Ltd	603,389
1,768,627	Home Reit PLC	813,578
366	Hulic Reit Inc	455,852
39,685	ICADE	1,711,642
573,260	LXI REIT Plc	783,377

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)	Value

	Diversified (continued)

83,959	Merlin Properties Socimi SA	$787,443
4,264	Star Asia Investment Corp	1,793,010
917,369	Stockland	2,259,349
314,889	Stride Property Group	283,891
30,476	WP Carey Inc	2,381,699
	Total Diversified	18,878,221

	Health Care – 3.0%

2,733,523	Assura PLC	1,802,710
13,944	CareTrust REIT Inc	259,080
189	Community Healthcare Trust Inc	6,766
77,328	Healthcare Realty Trust Inc, Class A	1,490,111
40,104	Healthpeak Properties Inc	1,005,407
78,989	Omega Healthcare Investors Inc	2,207,743
213,655	Physicians Realty Trust	3,091,588
100,553	Sabra Health Care REIT Inc	1,249,874
	Total Health Care	11,113,279

	Hotel & Resort – 0.2%

57,027	Apple Hospitality REIT Inc	899,886

	Industrial – 4.7%

506,750	Centuria Industrial REIT	1,070,764
246,300	Dexus Industria REIT	484,297
177,264	Dream Industrial Real Estate Investment Trust	1,530,440
2,161,791	Frasers Logistics & Commercial Trust	1,871,752
42,583	Intervest Offices & Warehouses NV	877,016
195,498	LondonMetric Property PLC	405,806
181,302	LXP Industrial Trust	1,816,646
1,259,508	Mapletree Industrial Trust	2,087,110
1,561,944	Mapletree Logistics Trust	1,857,320
430,359	Nexus Industrial REIT	3,064,004
6,083	Plymouth Industrial REIT Inc	116,672
1,062,562	TF Administradora Industrial S de RL de CV	1,527,332
738,872	Urban Logistics REIT PLC	1,203,061
	Total Industrial	17,912,220

	Mortgage – 0.8%

36,578	Ares Commercial Real Estate Corp	376,388
24,965	Blackstone Mortgage Trust Inc, Class A	528,509
59,581	KKR Real Estate Finance Trust Inc	831,751
76,691	Starwood Property Trust Inc	1,405,746
	Total Mortgage	3,142,394

	Office – 2.3%

498,446	Centuria Office REIT	517,960
9,008	Covivio	534,701
1,123,783	Cromwell Property Group	511,959
137,001	Dexus	719,264
10,060	Douglas Emmett Inc	157,741
153,619	Easterly Government Properties Inc	2,192,143
552,072	GDI Property Group Partnership	269,269
24,738	Highwoods Properties Inc	692,169
441	Ichigo Office REIT Investment Corp	284,560
31,065	NSI NV	773,144
115,181	Piedmont Office Realty Trust Inc, Class A	1,056,210
61,266	Postal Realty Trust Inc, Class A	890,195
8,464	SL Green Realty Corp	285,406
	Total Office	8,884,721

	Residential – 1.1%

80,487	Apartment Income REIT Corp	2,761,509
6,964	Centerspace	408,578

Shares	Description (1)			Value

	Residential (continued)

2,044	Essex Property Trust Inc			$433,164
23,511	Xior Student Housing NV			730,413
	Total Residential			4,333,664

	Retail – 8.7%

17,694	Brixmor Property Group Inc			401,123
560,935	CapitaLand China Trust			469,265
1,831,553	CapitaLand Integrated Commercial Trust			2,793,505
117,149	Choice Properties Real Estate Investment Trust			1,277,045
161,270	Crombie Real Estate Investment Trust			1,889,027
141,159	CT Real Estate Investment Trust			1,625,309
1,647,030	Fortune Real Estate Investment Trust			1,335,693
1,190,325	Frasers Centrepoint Trust			1,867,143
911	Kenedix Retail REIT Corp			1,761,857
26,935	Kimco Realty Corp			570,483
381,814	Link REIT			2,793,861
32,428	National Retail Properties Inc			1,483,905
42,620	Realty Income Corp			2,703,387
7,689	Regency Centers Corp			480,562
89,453	RioCan Real Estate Investment Trust			1,395,969
144,411	RPT Realty			1,449,886
3,902	Saul Centers Inc			158,733
1,256,758	Scentre Group			2,446,354
21,139	Simon Property Group Inc			2,483,410
44,821	Urstadt Biddle Properties Inc, Class A			849,358
899,185	Waypoint REIT Ltd			1,679,462
	Total Retail			31,915,337

	Specialized – 5.2%

18,329	Crown Castle Inc			2,486,146
19,606	Digital Realty Trust Inc			1,965,894
159,573	Four Corners Property Trust Inc			4,137,728
83,729	Gaming and Leisure Properties Inc			4,361,444
29,315	National Storage Affiliates Trust			1,058,858
158,940	VICI Properties Inc			5,149,656
	Total Specialized			19,159,726
	Total Real Estate Investment Trust Common Stocks (cost $121,661,083)			116,239,448

Shares	Description (1)	Coupon	Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 18.8% (13.1% of Total Investments)

	Diversified Financial Services – 0.2%

24,126	Brookfield Finance Inc	4.625%	BBB	$366,715
15,267	National Rural Utilities Cooperative Finance Corp	5.500%	A3	367,630
	Total Diversified Financial Services			734,345

	Electric Utilities – 2.7%

26,953	CMS Energy Corp	5.875%	BBB-	597,818
69,272	DTE Energy Co	4.375%	BBB-	1,321,710
47,117	Duke Energy Corp	5.750%	BBB-	1,102,067
26,974	Duke Energy Corp	5.625%	BBB-	615,007
17,555	Entergy Arkansas LLC	4.875%	A	352,855
7,130	Entergy Louisiana LLC	4.875%	A	144,525
9,582	Entergy Mississippi LLC	4.900%	A	195,185
6,696	Entergy New Orleans LLC	5.500%	BBB	147,982
15,093	Entergy Texas Inc	5.375%	BBB-	343,215
43,427	Georgia Power Co	5.000%	Baa2	1,021,837
30,372	Integrys Holding Inc	6.000%	BBB	706,149
6,777	NextEra Energy Capital Holdings Inc	5.650%	BBB	154,922
20,932	Southern Co/The	5.250%	BBB-	443,340
83,985	Southern Co/The	4.200%	BBB-	1,457,140
72,624	Southern Co/The	4.950%	BBB-	1,426,335
	Total Electric Utilities			10,030,087

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)	Coupon	Ratings (2)	Value

	Equity Real Estate Investment Trusts – 11.7%

139,055	Agree Realty Corp	4.250%	Baa2	$2,240,176
76,625	American Homes 4 Rent	5.875%	BB+	1,698,010
24,203	American Homes 4 Rent	6.250%	BB+	562,136
57,264	Armada Hoffler Properties Inc	6.750%	N/R	1,201,971
92,452	Centerspace	6.625%	N/R	2,334,413
21,725	Chatham Lodging Trust	6.625%	N/R	435,369
29,829	City Office REIT Inc	6.625%	N/R	563,470
48,622	DiamondRock Hospitality Co	8.250%	N/R	1,209,715
56,512	Digital Realty Trust Inc	5.250%	Baa3	1,187,882
65,206	Digital Realty Trust Inc	5.200%	Baa3	1,317,813
52,645	Digital Realty Trust Inc	5.850%	Baa3	1,200,832
59,245	Federal Realty Investment Trust	5.000%	Baa2	1,195,564
10,526	Global Net Lease Inc	7.250%	BB-	221,362
101,701	Hudson Pacific Properties Inc	4.750%	Ba1	1,274,314
93,888	Kimco Realty Corp	5.250%	Baa2	1,910,621
53,601	Kimco Realty Corp	5.125%	Baa2	1,062,372
2,174	Mid-America Apartment Communities Inc	8.500%	BBB	116,309
52,590	National Storage Affiliates Trust	6.000%	N/R	1,175,649
29,713	Pebblebrook Hotel Trust	6.375%	N/R	540,777
38,834	Pebblebrook Hotel Trust	5.700%	N/R	640,761
61,577	Pebblebrook Hotel Trust	6.300%	N/R	1,096,071
18,127	Public Storage	4.750%	A3	365,622
23,162	Public Storage	3.950%	A3	380,320
43,840	Public Storage	4.100%	A3	748,787
41,830	Public Storage	4.625%	A3	799,371
6,984	Public Storage	5.600%	A3	162,657
16,451	Public Storage	5.150%	A3	346,787
13,917	Public Storage	5.050%	A3	301,025
51,744	Public Storage	4.875%	A3	1,042,642
22,725	Public Storage	4.700%	A3	438,592
18,301	Public Storage	3.875%	A3	297,757
44,327	Public Storage	4.000%	A3	737,158
38,066	Public Storage	4.000%	A3	635,702
13,731	Public Storage	4.125%	A3	236,311
28,382	Public Storage	3.900%	A3	464,330
85,469	Rexford Industrial Realty Inc	5.625%	BBB-	1,818,780
7,365	Rexford Industrial Realty Inc	5.875%	BBB-	163,577
11,112	RLJ Lodging Trust	1.950%	N/R	264,354
30,009	Saul Centers Inc	6.000%	N/R	590,877
21,200	Saul Centers Inc	6.125%	N/R	443,080
49,025	SITE Centers Corp	6.375%	BB+	1,088,355
21,194	SL Green Realty Corp	6.500%	BB	428,543
28,092	Spirit Realty Capital Inc	6.000%	Baa3	625,047
52,010	Summit Hotel Properties Inc	6.250%	N/R	950,743
27,524	Summit Hotel Properties Inc	5.875%	N/R	471,486
46,033	Sunstone Hotel Investors Inc	5.700%	N/R	828,134
41,480	Sunstone Hotel Investors Inc	6.125%	N/R	804,712
17,745	UMH Properties Inc	6.375%	N/R	394,826
36,797	Urstadt Biddle Properties Inc	5.875%	N/R	753,603
37,702	Urstadt Biddle Properties Inc	6.250%	N/R	823,412
38,997	Vornado Realty Trust	4.450%	Ba1	530,359
96,132	Vornado Realty Trust	5.250%	Ba1	1,543,880
69,029	Vornado Realty Trust	5.250%	Ba1	1,121,031
	Total Equity Real Estate Investment Trusts			43,787,447

	Gas Utilities – 0.3%

22,730	South Jersey Industries Inc	5.625%	BB+	380,728
29,469	Spire Inc	5.900%	BBB	665,410
	Total Gas Utilities			1,046,138

	Independent Power And Renewable Electricity Producers – 0.1%

40,412	Brookfield BRP Holdings Canada Inc	4.625%	BBB-	560,514

Shares		Description (1)	Coupon		Ratings (2)	Value

		Independent Power Producers & Energy Traders – 0.4%

74,604		Brookfield Renewable Partners LP	5.250%		BBB-	$1,405,539

		Multi-Utilities – 2.5%

24,508		BIP Bermuda Holdings I Ltd	5.125%		BBB-	397,030
12,759		Brookfield Infrastructure Finance ULC	5.000%		BBB-	196,361
67,058		Brookfield Infrastructure Partners LP	5.125%		BBB-	1,076,274
20,114		Brookfield Infrastructure Partners LP	5.000%		BBB-	309,554
63,927		CMS Energy Corp	4.200%		BBB-	1,129,596
46,364		CMS Energy Corp	5.875%		BBB-	1,038,554
12,526		CMS Energy Corp	5.625%		BBB-	272,691
66,320		DTE Energy Co	4.375%		BBB-	1,157,284
29,097		DTE Energy Co	5.250%		BBB-	616,856
28,220		NiSource Inc	6.500%		BBB-	685,464
109,139		Sempra Energy	5.750%		BBB-	2,360,677
		Total Multi-Utilities				9,240,341

		Oil, Gas & Consumable Fuels – 0.1%

12,241		NuStar Energy LP	10.397%		B2	249,472

		Real Estate Management & Development – 0.8%

62,922		Brookfield Property Partners LP	6.375%		BB	957,044
82,755		Brookfield Property Partners LP	5.750%		BB	1,119,675
66,822		Brookfield Property Partners LP	6.500%		BB	1,057,792
797		DigitalBridge Group Inc	7.125%		N/R	15,063
		Total Real Estate Management & Development				3,149,574
		Total $25 Par (or similar) Retail Preferred (cost $88,038,019)				70,203,457

Principal Amount (000)	(11)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 14.0% (9.7% of Total Investments)

		Diversified Financial Services – 0.4%

$260		National Rural Utilities Cooperative Finance Corp	5.250%	4/20/46	A3	$234,012
1,410		Transcanada Trust	5.625%	5/20/75	BBB	1,332,450
1,670		Total Diversified Financial Services				1,566,462

		Electric Utilities – 4.1%

1,485		American Electric Power Co Inc	3.875%	2/15/62	BBB	1,156,973
995		ComEd Financing III	6.350%	3/15/33	Baa2	977,685
2,390		Duke Energy Corp	4.875%	N/A (4)	BBB-	2,180,875
1,335		Edison International	5.000%	N/A (4)	BB+	1,115,993
840		Edison International	5.375%	N/A (4)	BB+	687,447
900	GBP	Electricite de France SA , Reg S	5.875%	N/A (4)	BBB-	890,899
2,028		Emera Inc	6.750%	6/15/76	BB+	1,947,326
1,855		Enel SpA, 144A	8.750%	9/24/73	BBB-	1,856,537
2,440		NextEra Energy Capital Holdings Inc	5.650%	5/01/79	BBB	2,216,019
800		NextEra Energy Capital Holdings Inc	3.800%	3/15/82	BBB	651,876
450		Southern California Edison Co (3-Month LIBOR reference rate + 4.199% spread) (3)	4.516%	N/A (4)	BB+	439,875
1,220		Southern Co/The	4.000%	1/15/51	BBB-	1,110,200
16,738		Total Electric Utilities				15,231,705

		Independent Power And Renewable Electricity Producers – 0.1%

725	CAD	Capital Power Corp	7.950%	9/09/82	BB	526,776

		Independent Power Producers & Energy Traders – 0.2%

495		Vistra Corp, 144A	8.000%	N/A (4)	Ba3	472,758
265		Vistra Corp, 144A	7.000%	N/A (4)	Ba3	241,133
760		Total Independent Power Producers & Energy Traders				713,891

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2022

Principal Amount (000)	(11)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Marine – 0.3%

$940		Royal Capital BV , Reg S	4.875%	N/A (4)	N/R	$902,447

		Multi-Utilities – 3.3%

3,070		CenterPoint Energy Inc	6.125%	N/A (4)	BBB-	2,885,800
1,680		CMS Energy Corp	4.750%	6/01/50	BBB-	1,453,131
1,410		Dominion Energy Inc	4.650%	N/A (4)	BBB-	1,233,750
1,295		Dominion Energy Inc	5.750%	10/01/54	BBB-	1,213,095
1,520		Dominion Energy Inc	4.350%	N/A (4)	BBB-	1,276,699
1,185		NiSource Inc	5.650%	N/A (4)	BBB-	1,105,012
1,565		Sempra Energy	4.125%	4/01/52	BBB-	1,211,836
2,135		Sempra Energy	4.875%	N/A (4)	BBB-	1,974,192
13,860		Total Multi-Utilities				12,353,515

		Oil, Gas & Consumable Fuels – 5.3%

1,410		Enbridge Inc	5.750%	7/15/80	BBB-	1,274,947
1,535		Enbridge Inc	6.250%	3/01/78	BBB-	1,396,510
1,630		Enbridge Inc	7.625%	1/15/83	BBB-	1,607,687
3,240		Enbridge Inc	5.500%	7/15/77	BBB-	2,864,553
2,855		Enbridge Inc	6.000%	1/15/77	BBB-	2,621,573
1,219		Energy Transfer LP (3-Month LIBOR reference rate + 3.018% spread) (3)	7.457%	11/01/66	Ba1	941,190
610		Energy Transfer LP	6.500%	N/A (4)	BB	524,600
1,980		Enterprise Products Operating LLC	5.375%	2/15/78	Baa2	1,509,863
2,810		Enterprise Products Operating LLC	5.250%	8/16/77	Baa2	2,260,163
875	CAD	Inter Pipeline Ltd/AB	6.625%	11/19/79	BB	599,498
1,219		Transcanada Trust	5.500%	9/15/79	BBB	1,052,265
1,170		Transcanada Trust	5.600%	3/07/82	BBB	1,000,350
1,908		Transcanada Trust	5.875%	8/15/76	BBB	1,813,723
345		Transcanada Trust	5.300%	3/15/77	BBB	289,800
22,806		Total Oil, Gas & Consumable Fuels				19,756,722

		Road & Rail – 0.3%

989		BNSF Funding Trust I	6.613%	12/15/55	A	930,946
		Total $1,000 Par (or similar) Institutional Preferred (cost $57,649,595)				51,982,464

Shares		Description (1)	Coupon		Ratings (2)	Value

		CONVERTIBLE PREFERRED SECURITIES – 5.2% (3.6% of Total Investments)

		Commercial Services & Supplies – 0.4%

20,863		GFL Environmental Inc	6.000%		N/R	$1,349,627

		Electric Utilities – 3.0%

42,154		American Electric Power Co Inc	6.125%		BBB	2,174,303
27,258		NextEra Energy Inc	6.219%		BBB	1,376,256
64,155		NextEra Energy Inc	5.279%		BBB	3,252,659
52,929		NextEra Energy Inc	6.926%		BBB	2,656,507
12,317		PG&E Corp	5.500%		N/R	1,776,604
		Total Electric Utilities				11,236,329

		Equity Real Estate Investment Trusts – 0.4%

7,952		Equity Commonwealth	6.500%		N/R	199,218
8,146		LXP Industrial Trust	6.500%		N/R	386,935
14,144		RPT Realty	7.250%		BB	706,917
		Total Equity Real Estate Investment Trusts				1,293,070

		Gas Utilities – 0.4%

26,912		Spire Inc	7.500%		N/R	1,346,138

		Independent Power And Renewable Electricity Producers – 0.4%

16,152		AES Corp/The	6.875%		BB	1,647,666

Shares	Description (1)	Coupon		Ratings (2)	Value

	Multi-Utilities – 0.6%

21,880	Algonquin Power & Utilities Corp	7.750%		N/R	$522,275
17,272	NiSource Inc	7.750%		BBB-	1,783,507
	Total Multi-Utilities				2,305,782
	Total Convertible Preferred Securities (cost $18,344,734)				19,178,612

Shares	Description (1)				Value

	INVESTMENT COMPANIES – 0.5% (0.4% of Total Investments)

239,481	Digital 9 Infrastructure PLC/Fund				$250,520
280,042	JLEN Environmental Assets Group Ltd Foresight Group Holdings				405,904
336,335	Renewables Infrastructure Group Ltd/The				527,475
259,509	Sequoia Economic Infrastructure Income Fund Ltd				275,075
399,106	Starwood European Real Estate Finance Ltd				429,424
	Total Investment Companies (cost $2,045,030)				1,888,398

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES – 0.4% (0.3% of Total Investments)

$200	Alen 2021-ACEN Mortgage Trust (1-Month LIBOR reference rate + 4.000% spread), 144A (3)	8.318%	4/15/34	BB-	$154,795
100	COMM 2014-CCRE19 Mortgage Trust , 144A	4.697%	8/10/47	BBB-	89,986
165	COMM 2015-CCRE24 Mortgage Trust	3.463%	8/10/48	BBB-	134,752
215	GS Mortgage Securities Trust 2016-GS4	3.954%	11/10/49	A-	181,742
45	Hudson Yards 2019-55HY Mortgage Trust , 144A 2019	2.943%	12/10/41	N/R	30,491
50	JP Morgan Chase Commercial Mortgage Securities Trust 2020-ACE , 144A 2020 ACE	3.640%	1/10/37	Aa3	45,383
310	Natixis Commercial Mortgage Securities Trust 2019-MILE (1-Month LIBOR reference rate + 2.750% spread), 144A 2019 MILE (3)	7.068%	7/15/36	N/R	276,671
525	Natixis Commercial Mortgage Securities Trust 2019-MILE (1-Month LIBOR reference rate + 4.250% spread), 144A (3)	8.568%	7/15/36	N/R	468,447
$1,610	Total Mortgage-Backed Securities (cost $1,573,255)				1,382,267

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 0.2% (0.1% of Total Investments) (5)

	Electric Utilities – 0.2%
$632	ExGen Renewables IV, LLC, Term Loan	7.240%	3-Month LIBOR	2.500%	12/15/27	BB-	$626,827
$632	Total Variable Rate Senior Loan Interests (cost $629,564)						626,827
	Total Long-Term Investments (cost $546,555,991)						511,981,383

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.8%(4.1% of Total Investments)

	REPURCHASE AGREEMENTS – 5.8% (4.1% of Total Investments)

$21,625	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/22, repurchase price $21,628,340, collateralized by $ 30,646,300, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $ 22,057,776	1.280%	1/03/23	$21,625,265

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS (continued)

	REPURCHASE AGREEMENTS (continued)
$115	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/22, repurchase price $115,099, collateralized by $ 178,700, U.S. Treasury Bonds, 1.375%, due 11/15/40, value $ 117,424	1.280%	1/03/23	$115,082
$21,740	Total Short-Term Investments (cost $21,740,347)			21,740,347
	Total Investments (cost $568,296,338) – 143.3%			533,721,730
	Borrowings – (44.8)% (7), (8)			(166,985,000)
	Other Assets Less Liabilities – 1.5% (9)			5,714,673
	Net Assets Applicable to Common Shares – 100%			$372,451,403

Investments in Derivatives

Futures Contracts – Short

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note	(15)	3/23	$(1,690,403)	$(1,684,453)	$5,950
U.S. Treasury 10-Year Ultra Note	(115)	3/23	(13,680,921)	(13,602,344)	78,577
U.S. Treasury Long Bond	(15)	3/23	(1,897,615)	(1,880,156)	17,459
U.S. Treasury Ultra Bond	(13)	3/23	(1,763,893)	(1,746,063)	17,830
Total			$(19,032,832)	$(18,913,016)	$119,816

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (10)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$112,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$5,712,307	$5,712,307

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)	Perpetual security. Maturity date is not applicable.

(5)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(6)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)	Borrowings as a percentage of Total Investments is 31.3%.

(8)

The fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(9)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as well as the OTC cleared and exchange-traded derivatives, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(10)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(11)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

BRL	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

EUR	Euro

GBP	Pound Sterling

LIBOR	London Inter-Bank Offered Rate

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2022

	JRS	JRI
Assets
Long-term investments, at value (cost $325,411,383 and $546,555,991, respectively)	$330,524,408	$511,981,383
Short-term investments, at value (cost approximates value)	4,650,835	21,740,347
Cash	—	323,049
Unrealized appreciation on interest rate swaps	3,679,458	5,712,307
Receivable for:
Dividends	1,918,369	1,673,247
Reimbursement from Adviser	—	46,783
Interest	331	2,953,934
Investments sold	—	2,549,762
Reclaims	—	205,642
Variation margin on futures contracts	—	18,141
Other assets	118,393	36,282
Total assets	340,891,794	547,240,877
Liabilities
Cash collateral due to broker(1)	1,051,737	5,087,461
Cash overdraft denominated in foreign currencies (cost $- and $55,810, respectively)	—	55,494
Borrowings	104,400,000	166,985,000
Payable for:
Investments purchased – regular settlement	—	1,801,771
Accrued expenses:
Interest	440,753	—
Management fees	253,760	442,522
Trustees fees	120,154	39,055
Other	128,304	378,171
Total liabilities	106,394,708	174,789,474
Net assets applicable to common shares	$234,497,086	$372,451,403
Common shares outstanding	28,892,471	27,453,680
Net asset value (“NAV”) per common share outstanding	$8.12	$13.57
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$288,925	$274,537
Paid-in surplus	244,520,357	588,178,318
Total distributable earnings (loss)	(10,312,196)	(216,001,452)
Net assets applicable to common shares	$234,497,086	$372,451,403
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2022

	JRS	JRI
Investment Income
Dividends	$14,590,549	$23,595,527
Interest	74,590	9,818,473
Other income	—	93,062
Foreign tax withheld on dividend income	—	(1,146,976)
Total investment income	14,665,139	32,360,086
Expenses
Management fees	3,638,403	5,767,817
Interest expense	3,021,743	4,364,883
Custodian fees	73,363	469,352
Trustees fees	13,406	18,987
Professional fees	69,797	101,933
Shareholder reporting expenses	69,846	95,070
Shareholder servicing agent fees	3,046	16,764
Stock exchange listing fees	8,773	8,333
Investor relations expenses	49,636	171,994
Other	11,143	16,750
Total expenses	6,959,156	11,031,883
Net investment income (loss)	7,705,983	21,328,203
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(11,978,362)	(17,588,237)
Futures contracts	—	2,426,224
Swaps	(440,375)	(682,079)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(125,639,739)	(90,603,705)
Futures contracts	—	290,200
Swaps	7,188,942	11,160,732
Net realized and unrealized gain (loss)	(130,869,534)	(94,996,865)
Net increase (decrease) in net assets applicable to common shares from operations	$(123,163,551)	$(73,668,662)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	JRS		JRI
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Operations
Net investment income (loss)	$7,705,983	$7,149,616	$21,328,203	$27,354,623
Net realized gain (loss) from:
Investments and foreign currency	(11,978,362)	42,880,872	(17,588,237)	22,083,324
Futures contracts	—	—	2,426,224	536,537
Swaps	(440,375)	(1,367,759)	(682,079)	(2,121,143)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(125,639,739)	73,048,782	(90,603,705)	21,486,911
Futures contracts	—	—	290,200	(233,519)
Swaps	7,188,942	3,774,327	11,160,732	5,859,591
Net increase (decrease) in net assets applicable to common shares from operations	(123,163,551)	125,485,838	(73,668,662)	74,966,324
Distributions to Common Shareholders
Dividends	(16,220,000)	(21,958,278)	(21,150,820)	(29,893,095)
Return of capital	(7,934,106)	—	(10,640,540)	(1,898,266)
Decrease in net assets applicable to common shares from distributions to common shareholders	(24,154,106)	(21,958,278)	(31,791,360)	(31,791,361)
Capital Share Transactions
Net increase (decrease) in net assets applicable to common shares	(147,317,657)	103,527,560	(105,460,022)	43,174,963
Net assets applicable to common shares at the beginning of period	381,814,743	278,287,183	477,911,425	434,736,462
Net assets applicable to common shares at the end of period	$234,497,086	$381,814,743	$372,451,403	$477,911,425

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended December 31, 2022

	JRS	JRI
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(123,163,551)	$(73,668,662)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(242,173,227)	(418,214,775)
Proceeds from sales and maturities of investments	275,705,466	451,831,735
Proceeds from (Purchase of) short-term investments, net	18,647,050	(845,506)
Proceeds from (Payments for) closed foreign currency spot contracts	—	(98,215)
Capital gains and returns of capital distributions from investments	3,045,213	1,823,728
Amortization (Accretion) of premiums and discounts, net	21,779	36,106
(Increase) Decrease in:
Receivable for dividends	(170,115)	328,978
Receivable for interest	152,937	(586,580)
Receivable for reimbursement from Adviser	—	(46,783)
Receivable for investments sold	—	(658,121)
Receivable for reclaims	—	(13,674)
Receivable for variation margin on futures contracts	—	(18,141)
Other assets	22,627	14,527
Increase (Decrease) in:
Payable for investments purchased – regular settlement	—	(1,569,455)
Payable for investments purchased – when-issued/delayed-delivery settlement	—	(324,188)
Payable for variation margin on futures contracts	—	(29,172)
Accrued management fees	(113,039)	(89,235)
Accrued interest	359,889	—
Accrued Trustees fees	(22,782)	(3,135)
Accrued other expenses	(38,411)	(358,231)
Net realized (gain) loss from:
Investments and foreign currency	11,978,362	17,588,237
Paydowns	—	(1,053)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	125,639,739	90,603,705
Swaps	(7,188,942)	(11,160,732)
Net cash provided by (used in) operating activities	62,702,995	54,541,358
Cash Flow from Financing Activities:
(Repayments of) borrowings	(39,600,000)	(30,950,000)
Increase (Decrease) in:
Cash overdraft	(626)	—
Cash collateral due to broker	1,051,737	5,087,461
Cash overdraft denominated in foreign currencies	—	55,494
Cash distributions paid to common shareholders	(24,154,106)	(31,791,360)
Net cash provided by (used in) financing activities	(62,702,995)	(57,598,405)
Net Increase (Decrease) in Cash, cash denominated in foreign currency and Cash Collateral at Brokers	—	(3,057,047)
Cash, cash denominated in foreign currency, and cash collateral at brokers at the beginning of period	—	3,380,096
Cash at the end of period	$—	$323,049

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding borrowing costs)	$2,661,710	$4,322,085

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Shares
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price

JRS
Year Ended 12/31:
2022	$13.22	$0.27	$(4.54)	$(4.27)	$(0.26)	$(0.30)	$(0.27)	$(0.83)	$—		$8.12	$7.56
2021	9.63	0.25	4.10	4.35	(0.20)	(0.56)	—	(0.76)	—		13.22	12.82
2020	11.35	0.26	(1.22)	(0.96)	(0.23)	(0.46)	(0.07)	(0.76)	—		9.63	8.44
2019	9.47	0.27	2.37	2.64	(0.27)	(0.49)	—	(0.76)	—		11.35	10.62
2018	11.35	0.33	(1.36)	(1.03)	(0.33)	(0.37)	(0.15)	(0.85)	—		9.47	8.46

JRI
Year Ended 12/31:
2022	17.41	0.78	(3.46)	(2.68)	(0.77)	—	(0.39)	$(1.16)	—		13.57	11.70
2021	15.84	1.00	1.73	2.73	(1.09)	—	(0.07)	(1.16)	—		17.41	16.12
2020	20.04	0.80	(3.78)	(2.98)	(0.99)	—	(0.23)	(1.22)	—	*	15.84	13.46
2019	16.48	0.91	3.94	4.85	(1.29)	—	—	(1.29)	—		20.04	18.36
2018	19.61	1.05	(2.93)	(1.88)	(1.12)	—	(0.15)	(1.27)	0.02		16.48	13.63

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each Fund’s last five fiscal periods, as applicable.

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)(f)	Asset Coverage Per $1,000(g)

JRS
Year Ended 12/31:
2022	$104,400	$3,246
2021	144,000	3,651
2020	110,000	3,530
2019	131,500	3,493
2018	126,000	3,172

JRI
Year Ended 12/31:
2022	166,985	3,230
2021	197,935	3,414
2020	166,035	3,618
2019	222,225	3,477
2018	215,225	3,103

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)(d)	Portfolio Turnover Rate(e)

(32.94)%	(35.25)%	234,497	2.33%	2.58%	58%
46.38	62.73	381,815	1.54	2.16	92
(7.42)	(12.24)	278,287	1.79	2.83	116
28.18	34.80	327,788	2.45	2.40	104
(9.44)	(17.93)	273,616	2.43	3.10	67

(15.83)	(20.83)	372,451	2.63	5.09	71
17.73	29.09	477,911	1.82	5.94	73
(14.15)	(19.31)	434,736	2.20	5.26	102
30.18	45.48	550,464	2.80	4.84	90
(9.90)	(17.07)	452,703	2.77	5.73	92

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings (as described in Note 8 – Fund Leverage), where applicable.

•	Each ratio includes the effect of all interest expense paid and other costs related to reverse repurchase agreements and/or borrowings as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JRS
Year Ended 12/31:
2022	1.01%
2021	0.27
2020	0.48
2019	1.15
2018	1.14

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JRI
Year Ended 12/31:
2022	1.04%
2021	0.34
2020	0.66
2019	1.28
2018	1.20

(d)	Includes voluntary compensation from the Adviser as further described in the Management Fees and Other Transactions with Affiliates Note in the Notes to the financial statements.
(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(f)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount as of the end of the relevant fiscal year.
(g)

Asset Coverage Per $1,000: Asset coverage per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the results by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

*	Value rounded to zero.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Real Estate Income Fund (JRS)

•	Nuveen Real Asset Income and Growth Fund (JRI)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. JRS and JRI were organized as Massachusetts business trusts on August 27, 2001 and January 10, 2012, respectively.

Current Fiscal Period

The end of the reporting period for the Funds is December 31, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2022 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Security Capital Research & Management Incorporated (“Security Capital”), under which Security Capital manages JRS’s investment portfolio and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolio of JRI. The Adviser is responsible for managing the Funds’ investments in swap contracts.

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board of Trustees (the “Board”) amended the Funds’ by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

JRS makes quarterly cash distributions, while JRI makes monthly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by common shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on NAV, the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in a Fund’s portfolio. Distributions received from certain securities in which a Fund invests, most notably real estate investment trust securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in a Fund’s ordinary income until such time a Fund is notified by the issuer of the actual tax character. Dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities for distributions during the current fiscal period.

Foreign Currency Transactions and Translation

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and

(iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with

(i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Notes to Financial Statements (continued)

As of the end of the reporting period, JRI’s investments in non-U.S. securities were as follows:

JRI	Value	% of Total Investments
Country:
Canada	$67,004,330	12.6%
Australia	22,826,536	4.3
United Kingdom	18,858,467	3.5
Hong Kong	15,776,490	3.0
Singapore	15,314,678	2.9
Italy	8,792,610	1.6
Spain	8,267,994	1.5
Mexico	5,217,291	1.0
Japan	4,831,588	0.9
Other	38,230,949	7.1
Total non-U.S. securities	$205,120,933	38.4%

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains, on investments or foreign currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest, paydown gains and losses and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. In December 2022, FASB deferred ASU 2022-04 and issued ASU 2022-06, Reference Rate Reform: Deferral of the Sunset Date of Topic 848, which extends the application of the amendments through December 31, 2024. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

New Rules to Modernize Fund Valuation Framework Take Effect

A new rule adopted by the Securities and Exchange Commission (the “SEC”) governing fund valuation practices, Rule 2a-5 under the 1940 Act, has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. Separately, new SEC Rule 31a-4 under the 1940 Act sets forth the recordkeeping requirements associated with fair value determinations. The Funds adopted a valuation policy conforming to the new rules, effective September 1, 2022, and there was no material impact to the Funds.

FASB issues ASU 2022-03 – Fair Value Measurement (Topic 820), Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”)

In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement (“Topic 820”). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of

Notes to Financial Statements (continued)

anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the pricing service and are generally classified as Level 1 or 2.

Investments in investment companies are valued at their respective NAVs or share price on the valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

JRS	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$221,569,626	$—	$—	$221,569,626
Real Estate Investment Trust Preferred Stocks	105,652,565	3,302,217	—	108,954,782

Short-Term Investments:
Repurchase Agreements	—	4,650,835	—	4,650,835

Investments in Derivatives:
Interest Rate Swaps**	—	3,679,458	—	3,679,458
Total	$327,222,191	$11,632,510	$—	$338,854,701

JRI
Long-Term Investments*:
Corporate Bonds	$—	$126,406,516	$—	$126,406,516
Common Stocks	75,277,051	48,796,343	—	124,073,394
Real Estate Investment Trust Common Stocks	76,177,997	40,061,451	—	116,239,448
$25 Par (or similar) Retail Preferred	69,497,308	706,149	—	70,203,457
$1,000 Par (or similar) Institutional Preferred	—	51,982,464	—	51,982,464
Convertible Preferred Securities	17,832,474	1,346,138	—	19,178,612
Investment Companies	1,888,398	—	—	1,888,398
Mortgage-Backed Securities	—	1,382,267	—	1,382,267
Variable Rate Senior Loan Interests	—	626,827	—	626,827

Short-Term Investments:
Repurchase Agreements	—	21,740,347	—	21,740,347

Investments in Derivatives:
Futures Contracts**	119,816	—	—	119,816
Interest Rate Swaps**	—	5,712,307	—	5,712,307
Total	$240,793,044	$298,760,809	$—	$539,553,853
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, JRI may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in JRI’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
JRS	Fixed Income Clearing Corporation	$4,650,835	$(4,743,872)
JRI	Fixed Income Clearing Corporation	21,740,347	(22,175,200)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	JRS	JRI
Purchases	$242,173,227	$418,214,775
Sales and maturities	275,705,466	451,831,735

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Notes to Financial Statements (continued)

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, JRI continued using interest rate futures contracts to partially hedge the portfolio against movements in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

JRI
Average notional amount of futures contracts outstanding*	$13,777,180
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JRI
Interest rate	Futures contracts	Receivable from variation margin on futures contracts*	$119,816	—	$—
*

Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
JRI	Interest rate	Futures contracts	$2,426,224	$290,200

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Funds continued to use interest rate swap contracts to partially hedge their future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	JRS	JRI
Average notional amount of interest rate swap contracts outstanding*	$72,400,000	$112,400,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JRS
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps	$3,679,458	—	$—
JRI
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps	$5,712,307	—	$—

Notes to Financial Statements (continued)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JRS	Morgan Stanley Capital Services LLC	$3,679,458	$—	$3,679,458	$(3,469,010)	$210,448
JRI	Morgan Stanley Capital Services LLC	5,712,307	—	5,712,307	(5,617,194)	95,113
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
JRS	Interest rate	Swaps	$(440,375)	$7,188,942
JRI	Interest rate	Swaps	(682,079)	11,160,732

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

The Funds did not have any transactions in common shares during the current and prior fiscal period.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to bond premium amortization adjustments, complex securities character adjustments, distribution reallocations, foreign currency transactions, investments in passive foreign investment companies, paydowns, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
JRS	$337,383,539	$44,741,427	$(43,270,265)	$1,471,162
JRI	577,764,605	27,314,569	(65,525,321)	(38,210,752)

As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
JRS	$ —	$—	$1,471,162	$(11,529,422)	$—	$(253,936)	$(10,312,196)
JRI	—	—	(38,221,607)	(177,567,809)	—	(212,036)	(216,001,452)

The tax character of distributions paid was as follows:

	12/31/2022			12/31/2021
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
JRS	$16,220,000	$—	$7,934,106	$10,462,508	$11,495,770	$—
JRI	21,150,820	—	10,640,540	29,893,095	—	1,898,266

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
JRS	11,529,422	—	11,529,422
JRI[1]	59,549,016	118,018,793	177,567,809
[1]	A portion of JRI’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Security Capital and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	JRS	JRI
For the first $500 million	0.7000%	0.8000%
For the next $500 million	0.6750	0.7750
For the next $500 million	0.6500	0.7500
For the next $500 million	0.6250	0.7250
For managed assets over $2 billion	0.6000	0.7000

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by each Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of December 31, 2022, the complex-level fee for each Fund was 0.1590%.

Other Transactions with Affiliates

The Funds receive voluntary compensation from the Adviser in amounts that approximate the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds, which is disclosed below, is recognized in “Other income” on the Statement of Operations.

Fund	Amount
JRS	$—
JRI	93,062

8. Fund Leverage

Borrowings

Each Fund entered into a borrowing arrangement (“Borrowings”) as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under these Borrowings is as follows:

	JRS	JRI
Maximum commitment amount	$150,000,000	$207,400,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JRS	JRI
Outstanding balance on Borrowings	$104,400,000	$166,985,000

During July 2022, JRI renewed its borrowings through July 2023 and changed its interest on Borrowings to 1-Month Term Secured Overnight Financing Rate (SOFR) plus 0.750% per annum on the amount borrowed. All other terms remained unchanged. During December 2022, JRS amended its borrowings and changed its interest on Borrowings to 1-Month Term SOFR plus 0.610% per annum on the amount borrowed. All other terms remained unchanged.

For JRS interest is charged on these Borrowings at 1-Month Term SOFR plus 0.610% per annum (1-MONTH LIBOR plus 0.610% prior to December 1, 2022) on the amounts borrowed. For JRI interest is charged on these Borrowings at 1-Month Term SOFR plus 0.750% (1-Month LIBOR plus 0.700% prior to July 20, 2022) per annum on the amounts borrowed and 0.125% per annum on the undrawn balance.

During the current fiscal period, the average daily balance outstanding (which was for the entire reporting period) and average annual interest rate on each Fund’s Borrowings were as follows:

	JRS	JRI
Average daily balance outstanding	$126,807,945	$186,835,000
Average annual interest rate	2.38%	2.34%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense” on the Statement of Operations.

9. Inter-Fund Lending

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each interfund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN REAL ESTATE INCOME FUND (JRS)

Investment Objectives

The Fund’s primary investment objective is to provide high current income. The Fund’s secondary investment objective is capital appreciation.

Investment Policies

Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common stocks, preferred stocks, convertible securities and debt securities issued by real estate companies. The Fund has a fundamental policy of concentrating its investments in the U.S. real estate industry and not in any other industry.

“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•	The Fund will invest at least 80% of its total assets in income producing equity securities issued by Real Estate Investment Trusts (“REITs”), excluding convertible securities.

•

The Fund will not invest more than 25% of its total assets in non-investment grade preferred stocks, convertible preferred stocks and debt securities. Investment grade quality preferred stocks, convertible preferred stocks and debt securities are those that, at the time of investment, are rated within the four highest letter grades (BBB or Baa or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rates such instrument (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the portfolio managers.

•	The Fund may invest up to 20% of its total assets in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.

•	The Fund will invest at least 25% of its Managed Assets in securities of companies in the financial services sector.

•	The Fund will not invest more than 10% of its total assets in the securities of any one issuer.

•	The Fund will not enter into short sales or invest in derivatives, except as described below in connection with the interest rate swap or interest rate cap transactions.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 90% of its total assets in income-producing securities issued by real estate companies, such policy may not be changed without 60 days’ prior written notice to shareholders.

The Fund has a fundamental policy of concentrating its investments in the U.S. real estate industry and not in any other industry. This policy may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund’s investments are concentrated in the U.S. real estate industry. A real estate company generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or that has at least 50% of its assets invested in such real estate). A common type of real estate company, a REIT, is a company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.

The Fund may invest in common stocks. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund may invest in preferred stocks. Preferred stock, which generally pays fixed or adjustable rate dividends or interest to investors, has preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred stock before paying any dividends on its common stock. On the other hand, preferred stock is junior to all forms of the company’s debt, including both senior and subordinated debt. Because of its subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without adverse consequences to the issuer, and certain other features, preferred stock is often treated as an equity-like instrument by both issuers and investors, as its quality and value is heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

The Fund may invest in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.

The Fund’s may invest in below investment grade preferred stocks, convertible preferred stocks and debt securities. Below investment grade preferred stocks, convertible preferred stocks and debt securities (such securities are commonly referred to as “high yield” or “junk”) generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

The Fund will invest in securities of companies in the financial services sector. For purposes of identifying companies in the financial services sector, the Fund will use sector and industry classifications such as those provided by MSCI and Standard & Poor’s (The Global Industry Classification Standard (GICS)), Bloomberg, Barclays or similar sources commonly used in the financial industry. As a result, if one or more of these classifications include a company “in” the financial services sector, the Fund will consider such company as “in” the financial services sector.

The Fund may invest directly or indirectly in foreign securities, including securities denominated in foreign currencies or in multinational currency units. Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into interest rate swap transactions that are intended to hedge the Fund’s payment obligations. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on Borrowings or any preferred shares. The payment obligation is based on the notional amount of the swap.

The Fund may also enter into interest rate cap transactions, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”). In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly.

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Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including borrowings and the issuance of preferred shares of beneficial interest. In addition, the Fund may also use certain derivatives, such as interest rate swaps, that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from investment objectives and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

NUVEEN REAL ASSET INCOME AND GROWTH FUND (JRI)

Investment Objective

The Fund’s investment objective is to provide a high level of current income and long-term capital appreciation.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined below) in equity and debt securities issued by real asset-related companies located anywhere in the world.

Real asset-related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

The Fund also employs an option strategy focused on securities issued by real asset-related companies that seeks to generate option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time.

“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•	The Fund’s investments will be concentrated in the infrastructure and real estate sectors.

•

The Fund will not have more than 40% of its Managed Assets, at the time of purchase, in debt securities. All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower); however, no more than 10% of its Managed Assets may be invested in debt securities rated CCC+/Caa1 or lower at any time.

•	The Fund may invest up to 5% of its Managed Assets in senior loans.

•

The Fund will invest at least 25% and no more than 75% of its Managed Assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and depository receipts.

•	The Fund may invest up to 50% of its Managed Assets in securities of emerging markets issuers.

•	The Fund may write (sell) options with a notional value of options ranging from 0% to 25% of its Managed Assets.

•

The Fund may invest up to 10% of is Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Managed Assets in equity and debt securities issued by real asset-related companies located anywhere in the world, such policy may not be changed without 60 days’ prior written notice to shareholders.

Portfolio Contents

The Fund generally invests in equity and debt securities issued by real asset-related companies located anywhere in the world in the infrastructure and real estate sectors. The infrastructure sector includes investments related to the energy, telecommunications, utilities and materials sectors. The real estate sector includes investments in real estate companies.

Debt securities in which the Fund may invest include: corporate debt, high yield debt, mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”), debt securities issued by master-limited partnerships (“MLPs”) and REITs, exchange-traded notes (“ETNs”), commercial paper & repurchase agreements, asset-backed securities (“ABS”) and senior loans.

The Fund may invest in common stocks issued by real asset-related companies. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other

Shareholder Update (continued)

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senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund may invest in rights and warrants of common stock. Rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the entity issuing them. They do not represent ownership of the securities, but only the right to buy them. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities.

The Fund may invest in preferred stocks issued by real asset-related companies. Preferred stock, which generally pays fixed or adjustable rate dividends or interest to investors, has preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred stock before paying any dividends on its common stock. On the other hand, preferred stock is junior to all forms of the company’s debt, including both senior and subordinated debt. Because of its subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without adverse consequences to the issuer, and certain other features, preferred stock is often treated as an equity-like instrument by both issuers and investors, as its quality and value is heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

The Fund may invest in convertible securities issued by real asset-related companies, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

The Fund may invest in securities of non-U.S. issuers, including emerging market issuers. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.

The Fund may invest in debt securities issued or guaranteed by real asset-related companies.

The Fund’s investments in debt securities may include investment grade and below investment grade securities. Below investment grade securities (such securities are commonly referred to as “high yield” or “junk”) generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

The Fund may invest in corporate debt securities, including corporate bonds. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

The Fund may invest in senior loans. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.

Senior loans generally include: (i) senior loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily the London Inter-Bank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. The base rate for senior loans has not yet been determined with the upcoming discontinuation of LIBOR. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates. See “London Interbank Offered Rate (“LIBOR”) Replacement Risk” below.

The Fund may invest in MBS. MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

The Fund may invest in CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Fund may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. CMBS have no governmental guarantee.

The Fund may also invest in ABS. ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. While residential mortgages were the first financial assets to be securitized in the form of MBS, non-mortgage related securitizations have grown to include many other types of financial assets, such as credit card receivables, auto loans and student loans.

The Fund may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

The Fund may invest in REITs. A common type of real estate company, a REIT is a company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income. REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and derives its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although each Fund can invest in all three kinds of REITs, the emphasis of each Fund is expected to be on investments in the common stock and preferred stock of Equity REITs.

The Fund may invest in MLPs. MLPs are publicly traded limited partnerships. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter (“OTC”) market. MLPs that are taxed as partnerships for federal income tax purposes are limited by the Code to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation. Some real estate enterprises also may qualify as MLPs taxed as partnerships.

Shareholder Update (continued)

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The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may opportunistically employ an option strategy by writing (selling) call options on custom baskets of real estate securities not owned by the Fund. The Fund may also write (sell) covered call options on individual real estate and/or infrastructure securities owned by the Fund. The Fund also may write (sell) covered call options on individual securities issued by real asset-related companies.

An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for certain written OTC options, are illiquid.

The Fund may also write call options on custom baskets of real estate securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s portfolio. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

In selecting real estate securities for each custom basket, the Fund seeks to minimize the difference between the returns of the underlying stocks of the custom basket and an index of real estate securities (commonly referred to as tracking error) and, at the same time, maximize exposure to securities that the portfolio managers believe are less likely to outperform the relevant market benchmarks over time. Securities selected for each custom basket will primarily consist of underweighted positions relative to the relevant market benchmarks, and may include securities held and not held in the Fund’s portfolio. The objective in structuring these custom baskets is to produce option premiums without limiting the upside potential for specific securities that the portfolio managers believe may outperform over time.

In addition to the use of call options as described above, the Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate, credit default swaps and credit default swap indices), options on financial futures, options on swap contracts or other derivative instruments.

Use of Leverage

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including borrowings, entering into reverse repurchase agreements (effectively a secured borrowing) and the issuance of preferred shares of beneficial interest. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds. The Fund may not achieve its investment objective during such periods.

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PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	Nuveen Real Estate Income Fund (JRS)	Nuveen Real Asset Income and Growth Fund (JRI)

Portfolio Level Risks

Below Investment Grade Risk	X	X
Bond Market Liquidity Risk	—	X
Call Option Risk	—	X
Call Risk	X	X
Common Stock Risk	X	X
Concentration Risk	X	X
Convertible Securities Risk	X	X
Credit Risk	X	X
Credit Spread Risk	X	X
Debt Securities Risk	X	X
Deflation Risk	X	X
Derivatives Risk	X	X
Dividend-Paying Securities Risk	—	X
Duration Risk	X	X
Emerging Markets Risk	—	X
Exchange-Traded Notes (“ETNs”) Risk	—	X
Financial Futures and Options Transactions Risk	—	X
Financial Services Sector Risk	X	—
Foreign Currency Risk	X	X
Frequent Trading Risk	—	X
Hedging Risk	X	X
Illiquid Investments Risk	X	X
Income Risk	X	X
Inflation Risk	X	X
Infrastructure and Real Estate Concentration Risk	—	X
Infrastructure Related Securities Risk	—	X
Interest Rate Risk	X	X
Large-Cap Company Risk	—	X
London Inter-Bank Offered Rate (“LIBOR”) Replacement Risk	X	X
Master Limited Partnerships (“MLPs”) Risk	—	X
Natural Resource Related Securities Risk	—	X
Non-U.S. Securities Risk	X	X
Options Strategy Risk	—	X
Other Investment Companies Risk	X	X
Preferred Securities Risk	X	X
Real Estate Industry Concentration Risk	X	—
Real Estate Related Securities Risk	X	X

Risk	Nuveen Real Estate Income Fund (JRS)	Nuveen Real Asset Income and Growth Fund (JRI)
Reinvestment Risk	X	X
Rights and Warrants Risk	—	X
Small and Mid-Cap Company Risk	—	X
Swap Transactions Risk	X	X
Unrated Securities Risk	X	X
Unseasoned Company Risk	—	X
Valuation Risk	X	X
When-Issued and Delayed Delivery Transactions Risk	—	X
Whole Loans, Loan Participations and Other Mortgage-Related Interests Risk	—	X

Fund Level and Other Risks

Anti-Takeover Provisions	X	X
Borrowing Risk	X	X
Counterparty Risk	X	X
Cybersecurity Risk	X	X
Global Economic Risk	X	X
Investment and Market Risk	X	X
Legislation and Regulatory Risk	X	X
Leverage Risk	X	X
Market Discount from Net Asset Value	X	X
Recent Market Conditions	X	X
Reverse Repurchase Agreement Risk	X	X
Tax Risk	X	X

Portfolio Level Risks:

Below Investment Grade Risk. Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade securities of comparable terms and duration. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. If a below investment grade security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Bond Market Liquidity Risk. Dealer inventories of bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those bonds, are at or near historic lows in relation to market size. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash, those sales could further reduce the bonds’ prices and hurt performance.

Call Option Risk. As the writer of a call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the instrument underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the instrument underlying the call option decline. The purchaser of the call option has the right to any appreciation in the value of the underlying instrument over the exercise price upon the exercise of the call option or the expiration date. As the Fund increases the option overlay percentage, its ability to benefit from capital appreciation becomes more limited and the risk of NAV erosion increases. If the Fund experiences NAV erosion, which itself may have a negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders.

Shareholder Update (continued)

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In addition, because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund bears a risk that the value of the securities held by the Fund will vary from the value of the underlying index and relative to the written index call option positions. Accordingly, the Fund may incur losses on the index call options that it has sold that exceed gains on the Fund’s equity portfolio. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

Call Risk. The Fund may invest in securities that are subject to call risk. Such securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Common Stock Risk. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. The Fund’s investments are concentrated in issuers of one or a few specific economic sectors, so the Fund may be subject to more risks than if it were broadly diversified across the economy.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Credit Risk, Below Investment Grade Risk and Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Credit Risk. Issuers of securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Debt securities held by the Fund may fail to make dividend or interest payments when due. Investments in investments below investment grade credit quality are predominantly speculative and subject to greater volatility and risk of default. Unrated investments are evaluated by Fund managers using industry data and their own analysis processes that may be similar to that of a NRSRO; however, such internal ratings are not equivalent to a national agency credit rating. Counterparty credit risk may arise if counterparties fail to meet their obligations, should the Fund hold any derivative instruments for either investment exposure or hedging purposes.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, such as the SEC’s recently adopted new Rule 18f-4 under the 1940 Act, which imposes limits on the amount of derivatives a fund can enter into, could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.

Dividend-Paying Securities Risk. The Fund’s investment in dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, they will remain at their current levels or increase over time. The Fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Emerging Markets Risk. Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the securities in those markets. The considerations noted below in “Non-U.S. Securities Risk” are generally intensified for investments in emerging market countries.

Exchange-Traded Notes (“ETNs”) Risk. Like other index-tracking instruments, ETNs are subject to the risk that the value of the index may decline, at times sharply and unpredictably. In addition, ETNs—which are debt instruments—are subject to risk of default by the issuer. ETNs differ from ETFs. While ETFs are subject to market risk, ETNs are subject to both market risk and the risk of default by the issuer. ETNs are also subject to the risk that a liquid secondary market for any particular ETN might not be established or maintained.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Shareholder Update (continued)

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Financial Services Sector Risk. The Fund’s investment in securities issued by financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting those companies. Investments in financial services companies includes the following risks:

•	financial services companies may suffer a setback if regulators change the rules under which they operate;

•	unstable interest rates can have a disproportionate effect on the financial services sector;

•

financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector;

•	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies; and

•	financial services companies have been significantly and negatively affected by the downturn in the subprime mortgage lending market and the resulting impact on the world’s economies.

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Frequent trading risk. The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that a fund pays when it buys and sells securities, which may detract from the fund’s performance.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144 A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such the investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could continue to increase.

Infrastructure and Real Estate Concentration Risk. The Fund’s investments are concentrated in the infrastructure and real estate sectors. Because the Fund is concentrated in such sectors, it may be subject to more risks than if it were broadly diversified across the economy. General changes in market sentiment towards infrastructure and real estate companies may adversely affect the Fund, and the performance of infrastructure and real estate companies may lag behind the broader market as a whole. Also, the Fund’s concentration in the infrastructure and real estate sectors may subject the Fund to risks associated with companies in those sectors.

Infrastructure Related Securities Risk.

General. The Fund invests significantly in infrastructure related securities, which will expose the Fund to the consequences of any adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. Infrastructure related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure related businesses may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

Technological Risk. Technological changes in the way a service or product is delivered may render existing technologies obsolete. Infrastructure assets have very few alternative uses should they become obsolete. Communications utilities may be particularly sensitive to these risks, as telecommunications products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.

Developing Industries Risk. Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by infrastructure companies may not result in viable commercial products. Infrastructure companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such infrastructure issuers may be considerably more volatile than those in more established segments of the economy.

Regional Risk. Should an event that impairs assets occur in a region where an infrastructure company operates, the performance of such infrastructure company may be adversely affected. As many infrastructure assets are not moveable, such an event may have enduring effects on the infrastructure company that are difficult to mitigate.

Strategic Asset Risk. Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or adverse political actions.

Environmental Risk. Infrastructure companies, in particular those in the electrical utility industry, can have substantial environmental impacts. Ordinary operations or operational accidents may cause major environmental damage, which could cause infrastructure companies significant financial distress. Community and environmental groups may protest the development or operation of assets or facilities of infrastructure companies, and these protests may induce government action to the detriment of infrastructure companies.

Political and Expropriation Risk. Governments may attempt to influence the operations, revenue, profitability or contractual relationships of infrastructure companies or expropriate infrastructure companies’ assets. The public interest aspect of the products and services provided by infrastructure companies means political oversight will remain pervasive.

Operational Risk. The long-term profitability of infrastructure companies is partly dependent on the efficient operation and maintenance of their assets. Infrastructure companies may be subject to service interruptions due to environmental disasters, operational accidents or terrorist activities, which may impair their ability to maintain payments of dividends or interest to investors. The destruction or loss of an asset or facility may have a major adverse impact on an infrastructure company. Failure by the infrastructure company to operate and maintain its assets or facilities appropriately or to carry appropriate, enforceable insurance could lead to significant losses.

Regulatory Risk. Many infrastructure companies are subject to significant national, regional and local government regulation, which may include how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of infrastructure issuers. Regulators that have the power to set or modify the prices infrastructure issuers can charge for their products or services can have a significant impact on the profitability of such infrastructure issuers. The returns on regulated assets or services are usually stable during regulated periods, but may be volatile during any period that rates are reset by the regulator.

Infrastructure companies may be adversely affected by additional regulatory requirements enacted in response to environmental disasters or to address ongoing environment concerns, which may impose additional costs or limit certain operations by such companies operating in various sectors. Non-U.S. infrastructure companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Non-U.S. infrastructure companies may be more heavily regulated by their respective governments than companies in the

Shareholder Update (continued)

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United States and, as in the United States, may be required to seek government approval for rate increases. In addition, non-U.S. infrastructure companies in the electrical utility industry may use fuels that may cause more pollution than those used in the United States, which may require such companies to invest in pollution control equipment to meet any proposed pollution restrictions. Non-U.S. regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

Interest Rate Risk. Due to the high costs of developing, constructing, operating and distributing assets and facilities, many infrastructure companies are highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets. The structure and nature of the debt is therefore an important element to consider in assessing the interest rate risk posed by infrastructure companies. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including how they impact returns to equity holders) are crucial factors in assessing the degree of interest rate risk.

Inflation Risk. Many infrastructure companies may have fixed income streams and, therefore, may be unable to increase their dividends during inflationary periods. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not always be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.

Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. The risks associated with rising interest rates are greatly heightened in view of the US Federal Reserve Bank’s decision to raise the federal funds rate from historic lows, and may continue to raise interest rates if considered necessary to reduce inflation to acceptable levels.

Large-Cap Company Risk. While large-cap companies may be less volatile than those of mid-and small-cap companies, they still involve risk. To the extent the Fund invests in large-capitalization securities, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor. Large-capitalization companies may be unable to respond as quickly as smaller capitalization companies to competitive challenges or to changes in business, product, financial or other market conditions.

London Inter-Bank Offered Rate (“LIBOR”) Replacement Risk. LIBOR is an index rate that historically has been widely used in lending transactions and remains a common reference rate for setting the floating interest rate on private loans. The use of LIBOR will begin to be phased out in the near future, which may adversely affect the Fund’s investments whose value is tied to LIBOR.    While the Secured Financing Oversight Rate (“SOFR”) has been recommended as the replacement rate for LIBOR, and some product markets have adopted the use of SOFR, LIBOR may still be used as a reference rate until such time that private markets have fully transitioned to using SOFR or other alternative reference rates recommended by applicable market regulators. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) how and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products and instruments will be impacted by this transition.

Master Limited Partnerships (“MLPs”) Risk. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have significantly more limited rights to exercise control over the partnership and to vote on matters affecting the partnership. In addition, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources and their securities may trade infrequently and in limited volumes and be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund’s investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Additionally, since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs. The value of any investment by the Fund in MLP units will depend on the MLP’s ability to qualify as a partnership for U.S. federal income tax purposes. If an MLP fails to meet the requirements for partnership status under the

Code, or if the MLP is unable to do so because of changes in tax law or regulation, the MLP could be taxed as a corporation. In that case, the MLP would be obligated to pay U.S. federal income tax at the entity level, and distributions received by the Fund would be taxed as dividend income. The Fund may also invest in debt securities issued by MLPs.

Natural Resource Related Securities Risk. During periods of financial or economic instability, the securities of companies engaged in the ownership, development, exploration, production, distribution or processing of natural resources, as well as the securities of companies that are suppliers to firms producing natural resources, instruments with economic characteristics similar to natural resources securities or direct holdings of natural resources, may be subject to extreme price fluctuations, reflecting the high volatility of natural resources’ prices. In addition, the instability of the prices of particular natural resources may result in volatile earnings of natural resource companies, which could lead to volatility in their financial condition and in the value of their securities. Additionally, due to the close connection between natural resources and where they are located, securities of natural resource companies may be particularly affected by events occurring in the countries or regions where such natural resources are found. This is heightened with respect to natural resources that are scarce or that are predominantly located in particular areas.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region.

Options Strategy Risk. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of its portfolio.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. In addition, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Real Estate Industry Concentration Risk. The Fund’s investments are concentrated in the U.S. real estate industry. Because the Fund is concentrated in such securities, it may be subject to more risks than if it were broadly diversified across the economy. General changes in market sentiment towards the U.S. real estate industry may adversely affect the Fund, and the performance of the U.S. real estate industry may lag behind the broader market as a whole. Also, the Fund’s concentration in the U.S. real estate industry may subject the Fund to a variety of risks associated with such companies.

Real Estate Related Securities Risk. Real estate companies have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition for tenants, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to them, and companies that service the real estate industry. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills, which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or

Shareholder Update (continued)

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unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income, in which case the REIT would become subject to U.S. federal income tax. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Rights and Warrants Risk. Rights and warrants are subject to the same market risks as common stocks, but are more volatile in price. Rights and warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in rights or warrants may be considered speculative. In addition, the value of a right or warrant does not necessarily change with the value of the underlying security and a right or warrant ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the rights’ or warrants’ expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Small and Mid-Cap Company Risk. The Fund may invest in companies with small, medium and large capitalizations. Smaller and medium-sized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is typically the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-sized company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-sized company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public.

Swap Transactions Risk. The Fund may enter into derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Unseasoned Company Risk. The Fund may invest in the securities of less seasoned companies. These investments may involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Fund may invest will be start-up companies, which may have insubstantial operational or earnings histories or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Less seasoned companies may seek to compete in markets and industries in which there are more established companies with substantially greater financial resources than they have, which could place such less seasoned companies at a significant competitive disadvantage and make it difficult for them to gain market share.

Valuation Risk. The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

When-Issued and Delayed-Delivery Transactions Risk. The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. To the extent the Fund invests in securities on a “when-issued” or “delayed-delivery” basis, a separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Whole Loans, Loan Participations and Other Mortgage-Related Interests Risk. Whole loans and loan participations represent undivided (in the case of the whole loans) and fractional (in the case of loan participations) interests in individual loans secured by residential real estate, including multi-family and/or single family residences, or commercial real estate, including shopping malls, retail space, office buildings and/or industrial or warehouse properties. The market values of and cash flows to these instruments are highly dependent on creditworthiness and economic situation of the particular borrowers under each loan, and therefore the performance of individual whole loans and loan participations may suffer even when general economic conditions are favorable. Whole loans and loan participations also may subject the Fund to a greater risk of loss arising from defaults by borrowers under the related loans than do mortgage-backed securities because whole loans and loan participations, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risks may be greater during a period of declining or stagnant real estate values. The individual loans underlying whole loans and loan participations may be larger than those underlying mortgage-backed securities. There may be certain costs and delays in the event of a foreclosure, and there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, accrued but unpaid interest and all foreclosure expenses, in which case the Fund may suffer a loss. In addition to the foregoing, with respect to loan participations, the Fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent upon the cooperation of the other participation holders.

Investment in whole loans and loan participations relating to multi-family residential properties may subject the Fund to a higher level of risk than investment in whole loans and loan participations relating to other residential properties. Multi-family lending is generally viewed as involving a greater risk of loss than one- to four-family residential lending. Multi-family lending typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. Furthermore, the repayment of loans secured by income-producing multifamily properties is typically dependent upon the successful operation of the underlying real estate project. If the cash flow from the project is reduced (for example, if leases are not obtained or renewed), the borrower’s ability to repay the multi-family loan may be impaired. The market values of and cash flow to multi-family real estate can be affected significantly by supply and demand in the local market for the residential rental property and, therefore, the value to the Fund of any whole loans or loan participations relating to multi-family properties will be highly sensitive to changes in the local economic conditions where such multi-family properties are located. In addition, market values may vary as a result of economic events or governmental regulations outside the control of the borrower or lender, such as rent control laws, which impact the future cash flow to the property.

Investment in whole loans and loan participations relating to commercial properties may subject the Fund to certain risks that do not typically apply to investment in whole loans and loan participations relating to residential properties. Market values of and cash flows to commercial real estate may be adversely affected by declines in rental or occupancy rates and extended vacancies, the management skills of the borrower or third-party manager operating a business at the commercial property, overbuilding and changes in zoning laws and other environmental and land use regulations. Mortgage loans relating to commercial properties are also generally not fully amortizing, meaning they may have a significant “balloon” payment due at maturity. Loans with a balloon payment may be riskier than fully amortizing loans because the ability of a borrower to make a balloon payment will typically depend on its ability to either refinance the loan or sell the property, which the borrower may not be able to accomplish on commercially acceptable terms, if at all. In addition, mortgage loans relating to commercial properties are typically non-recourse to the borrowers, resulting in a higher risk of loss in the event of a foreclosure.

Certain loan participations held by the Fund may continue to have the mortgage servicers reflected as record owners of the underlying mortgages. Accordingly, if the mortgage servicer under a particular loan participation were to become insolvent, to have a receiver, conservator or similar official appointed for it by an appropriate regulatory authority or to become a debtor in a bankruptcy proceeding, there is a risk that the Fund’s rights to payments under the loan participation could become subject to the claims of the mortgage servicer’s creditors, which would adversely affect the value of the loan participation to the Fund. The Fund could also incur costs and delays in enforcing its rights to such payments.

Whole loans and loan participations are illiquid and may be difficult to sell when the sub-adviser deems it advisable to do so. See “Illiquid Securities Risk” above. Whole loans and loan participations, like mortgage-backed securities, are also subject to pre-payment risk, which is the risk that the borrowers under the mortgage loans might pay off their mortgage loans sooner than expected, which could happened when interest rates fall or for other reasons, which could cause the value of the Fund’s whole loans and loan participations to fall. Moreover, if the mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields.

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Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. Although the application of the “Control Share Acquisition” provisions has currently been suspended, these provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Borrowing Risk. In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and investments prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, and natural and environmental disasters and the spread of infectious illnesses or other public health emergencies , possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—further downgrade of U.S. government securities, the change in the U.S. president and the new administration and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s recent invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The amount of fees paid to the investment adviser and the sub-advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets – this may create an incentive for the investment adviser and the sub-advisor to leverage the Fund or increase the Fund’s leverage.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region. The outbreak of COVID-19 resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

On June 23, 2016, the United Kingdom (“UK”) held a referendum on whether to remain a member state of the European Union (“EU”), in which voters favored the UK’s withdrawal from the EU, an event widely referred to as “Brexit.” On January 31, 2020, the UK formally withdrew from the EU. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK. On December 30, 2020, the UK and EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade

Shareholder Update (continued)

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Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The longer term economic, legal, political and social framework to be put in place between the UK and the EU are unclear at this stage, remain subject to negotiation and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future.

Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environmnet. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of December 31, 2022 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended December 31, 2022) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of certain derivative instruments.

The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.

	Nuveen Real Estate Income Fund (JRS)	Nuveen Real Asset Income and Growth Fund (JRI)
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	30.81%	30.96%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	2.38%	2.34%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	0.73%	0.72%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(15.51)%	(15.53)%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(8.29)%	(8.29)%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	(1.06)%	(1.05)%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	6.17%	6.19%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	13.39%	13.44%

Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Shareholder Update (continued)

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DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

During the most recent fiscal year, there have been no changes to: (i) the Fund’s investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund; (iv) the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders, except as follows:

Portfolio Managers

Kenneth Statz, currently a portfolio manager for the Nuveen Real Estate Income Fund (JRS), will retire effective June 30, 2023. Anthony Manno Jr., Kevin Bedell, and Nathan Gear will remain the Fund’s portfolio managers.

Amended and Restated By-Laws

On October 5, 2020, the Nuveen Real Estate Income Fund and the Nuveen Real Asset and Growth Fund (each a “Fund” and collectively the “Funds”) and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Important Tax Information

(Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains
JRS	$—
JRI	—

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:

Fund	Percentage
JRS	6.2%
JRI	21.7

Qualified Dividend Income (QDI)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:

Fund	Percentage
JRS	6.5%
JRI	65.5

Qualified Interest Income (QII)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code:

Fund	1/1 to Current Year End Percentage
JRS	0.7%
JRI	18.0

Qualified Business Income (QBI)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified business income for individuals pursuant to Section 199A of the Internal Revenue Code:

Fund	Percentage
JRS	41.5%
JRI	15.9

163(j)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:

Fund	Percentage
JRS	0.3%
JRI	26.3

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale*	Carole E. Stone*	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Retired from the Funds’ Board of Trustees effective December 31, 2022.

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JRS	JRI
Common shares repurchased	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

19(a) Notice: Section 19(a) of the Investment Company Act of 1940 requires that the payment of any distribution which is made from a source other than the fund’s net income be accompanied by a written notice that discloses the estimated sources of such payment.

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Bloomberg Global Capital Securities Index: An index designed to measure the performance of fixed-rate, investment grade capital securities denominated in USD, EUR and GBP. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Bloomberg U.S. Corporate High Yield Bond Index: An index designed to measure the performance of the USD-denominated,fixed-rate corporate high yield bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

FTSE EPRA/Nareit (Financial Times Stock Exchange – European Public Real Estate Association/National Association of Real Estate Investment Trusts) Developed Index (Net): An index designed to measure the performance of listed real estate companies and REITs worldwide. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

FTSE Nareit (Financial Times Stock Exchange National Association of Real Estate Investment Trusts) Preferred Stock Index: An index designed to track the performance of the U.S. REITs preferred stocks. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎

ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index: An index designed to measure the performance of the energy and utilities subgroups of the ICE BofA U.S. All Capital Securities Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

JRI Blended Benchmark (through March 31, 2021): Consists of: 1) 28% S&P Global Infrastructure Index (Net), (defined herein), 2) 21% FTSE EPRA Nareit (Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investment Trusts) Developed Index (Net) (defined herein), 3) 18% Wells Fargo Hybrid & Preferred Securities REIT Index (defined herein, index was discontinued on April 1, 2021), 4) 18% Bloomberg U.S. Corporate High Yield Bond Index (defined herein), and 5) 15% Bloomberg Global Capital Securities Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

JRI Blended Benchmark (effective April 1, 2021): Consists of the previous composition (see above) through March 31, 2021, and thereafter: 1) 25% FTSE EPRA Nareit (Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investment Trusts) Developed Index (Net) (defined herein), 2) 22% S&P Global Infrastructure Index (Net) (defined herein), 3) 20% ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index (defined herein), 4) 20% Bloomberg U.S. Corporate High Yield Bond Index (defined herein), and 5) 13% FTSE Nareit (Financial Times Stock Exchange National Association of Real Estate Investment Trusts) Preferred Stock Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

JRS Blended Benchmark (through March 31, 2021): Consists of: 1) 60% Wilshire U.S. Real Estate Securities Index (WILRESI) (defined herein), and 2) 40% Wells Fargo Hybrid & Preferred Securities REIT Index (defined herein, index was discontinued on April 1, 2021). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

JRS Blended Benchmark (effective April 1, 2021): Consists of the previous composition (see above) through March 31, 2021, and thereafter: 1) 60% Wilshire U.S. Real Estate Securities Index (WILRESI) (defined herein), and 2) 40% FTSE Nareit (Financial Times Stock Exchange National Association of Real Estate Investments Trust) Preferred Stock Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

MSCI World Index (Net): An index designed to measure the performance of large- and mid-cap equity securities across 23 developed market countries. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

S&P Global Infrastructure Index (Net): An index designed to measure the performance of listed infrastructure companies from around the world. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Wells Fargo Hybrid & Preferred Securities REIT Index (discontinued on April 1, 2021): An index designed to measure the performance of preferred securities issued in the U.S. market by REITs (index was discontinued on April 1, 2021). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Wilshire U.S. Real Estate Securities Index (WILRESI): An index designed to measure the performance of U.S. publicly-traded real estate securities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (since 2012-2021); Chair of the Board of the Kehrein Center for the Arts (philanthropy) (since 2021); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Board Member	2008 Class II		142

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College; formerly, Member and President Pro-Tern of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		142

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of (2006-2012); Director of Well mark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		142

∎ AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (UCADA) (since 2020).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II		142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing (Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III		142

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011- 2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004- 2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		142

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served on The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		142

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019), Fed Ex Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).
1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III		142

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004), formerly, Chair (2015-2022) of the Board of Trustees of The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		142

∎ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2019) Senior Managing Director (since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President of Nuveen (2006-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2015

∎ BRETT E. BLACK			Enterprise Senior Compliance Officer of Nuveen (since 2022); formerly, Vice President (2014-2022), Chief Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) of BMO Funds, Inc.
1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016); Managing Director (since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since 2017) of Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel (since January 2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021); Managing Director (since 2022), formerly, Vice President (2018-2022), Assistant Secretary and Associate General Counsel (since 2018) of Nuveen Asset Management LLC.
1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013

∎ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2022); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management (2012-2017).
1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017

∎ NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019

∎ JOHN M. MCCANN			Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2021); Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2021); Managing Director (since 2021) and Assistant Secretary (since 2016) of TIAA SMA Strategies LLC; Managing Director (since 2019, formerly, Vice President and Director), Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director, Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Vice President (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc. (2014-2017).
1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly, Executive Vice President (2016-2017); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017); formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019

∎ DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since 2020); Managing Member of MDR Collaboratory LLC (since 2018); formerly, Managing Director, (Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
1969 730 Third Avenue New York, NY 10017	Vice President	2020

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017

∎ TREY S. STENERSEN			Senior Managing Director of Teacher Advisors LLC and TIAACREF Investment Management, LLC (since 2018); Senior Managing Director (since 2019) and Chief Risk Officer (since 2022), formerly Head of Investment Risk Management (2017-2022) of Nuveen; Senior Managing Director (since 2018) of Nuveen Alternative Advisors LLC.
1965 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2022

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, (LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts; has held various positions with TIAA since 2006.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008

∎ GIFFORD R. ZIMMERMAN			Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2022); Managing Director, Assistant Secretary and General Counsel (since 2022), formerly, Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2022) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary (since 2022) of Winslow Capital Management, LLC: formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020) and Santa Barbara Asset Management, LLC (2006-2020); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988

∎ RACHAEL ZUFALL			Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2014) of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TlAA (since 2017).
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-C-1222D 2703057-INV-Y-02/24

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, Albin F. Moschner, John K. Nelson and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Ms. Stone formerly served on the Board of Directors of CBOE Global Markets, Inc. (formerly, CBOE Holdings, Inc.), the Chicago Board Options Exchange, and the C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2022	$30,400	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2021	$29,010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2022	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2021	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2022	$0	$0	$0	$0
December 31, 2021	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdal, Albin F. Moschner and Carole E. Stone, Chair.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Security Capital may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, Security Capital has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients. For proxy matters that are not covered by the Guidelines or where a vote contrary to the Guidelines is considered appropriate, the investment analyst who covers that company will document on a proxy summary how Security Capital is voting and that summary is signed-off by the investment analyst, as well as two Portfolio Managers. In addition, this summary is provided to Security Capital’s Chief Compliance Officer.

To oversee and monitor the proxy-voting process, Security Capital has established a proxy committee and appointed a proxy administrator. The proxy committee meets periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

A copy of the Security Capital’s proxy voting procedures and guidelines are available upon request by contacting your client service representative.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) for a portion of the registrant’s investments. (Security Capital is also referred to as “Sub-Adviser”.) Security Capital, as Sub-Adviser, provides discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

ITEM 8 (a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Anthony R. Manno Jr., is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth LLC. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago in 1973. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is a Certified Public Accountant and was awarded an Elijah Watt Sells Award and is a recipient of the President’s Call to Service Award, December 2008.

Kenneth D. Statz, is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Mr. Statz began his career in real estate finance and investing in REITs in 1981 as a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz received an MBA and a BBA in Finance from the University of Wisconsin.

Kevin W. Bedell, is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell began his career in real estate and finance in 1987 and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

Nathan J. Gear, is an Executive Director of Security Capital Research & Management Incorporated and a member of the Portfolio Management Team where, as a senior member of the Investment Analysis Team, he leads the fundamental analysis and pricing of REIT fixed income senior securities. Prior to joining Security Capital in 2006, Mr. Gear was involved in the underwriting and analysis of real estate loans for JPMorgan. Mr. Gear began his career in real estate and finance in 2003 and received his BS with honors from Pensacola Christian College and is a member of the Chartered Financial Analyst Institute.

ITEM 8 (a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Anthony R. Manno Jr.	Registered Investment Company	1	$200 million
	Other Pooled Investment Vehicles	2	$700 million
	Other Accounts	88	$1.8 billion
	Performance Fee Accounts	5	$600 million

Kenneth D. Statz	Registered Investment Company	1	$200 million
	Other Pooled Investment Vehicles	2	$700 million
	Other Accounts	88	$1.8 billion
	Performance Fee Accounts	5	$600 million

Kevin W. Bedell	Registered Investment Company	1	$200 million
	Other Pooled Investment Vehicles	2	$700 million
	Other Accounts	88	$1.8 billion
	Performance Fee Accounts	5	$600 million

Nathan J. Gear	Registered Investment Company	1	$200 million
	Other Pooled Investment Vehicles	2	$700 million
	Other Accounts	88	$1.8 billion
	Performance Fee Accounts	5	$600 million

* Assets are as of December 31, 2022.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As shown in the above tables, the portfolio managers may manage accounts in addition to the Nuveen Funds (the “Funds”). The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing Security Capital’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

Security Capital may receive more compensation with respect to certain Similar Accounts than that received with respect to the Nuveen Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for Security Capital or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Security Capital may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Security Capital may be perceived as causing accounts it manages to participate in an offering to increase Security Capital’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If Security Capital manages accounts that engage in short sales of securities of the type in which the Funds invests, Security Capital could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Security Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders placed for the same equity security within a reasonable time period are aggregated consistent with Security Capital’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

ITEM 8 (a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

The principal form of compensation of Security Capital’s professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital’s parent company, JPMorgan Chase & Co., and/or (ii) in self-directed parent company mutual funds, all vesting over a three-year period (50% each after the second and third years). The annual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Funds.

ITEM 8 (a)(4).	OWNERSHIP OF JRS SECURITIES AS OF DECEMBER 31, 2022

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Anthony R. Manno Jr.	X
Kenneth D. Statz					X
Kevin W. Bedell	X
Nathan J. Gear	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Estate Income Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2023

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: March 9, 2023